[PHOTO]

"We want our money to work hard, but we're concerned about risk."

This Fund is for people who want HIGH INCOME from an investment that's strategically designed to lower risk.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/95:3
Class A

8.52%

Class B

8.16%

Class C

8.10%

THE FUND'S CLASS A SHARES ARE RANKED -STAR- -STAR- -STAR- -STAR- AMONG 195 HYBRID FUNDS AS OF 9/30/95 BY MORNINGSTAR MUTUAL FUNDS.


HOW YOUR FUND IS MANAGED

Oppenheimer Strategic Income Fund seeks high current income by strategically allocating its assets among three sectors: U.S. government issues, foreign fixed income securities and higher-yielding, lower-rated corporate bonds. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed income sectors to capitalize on worldwide investment opportunities. At the same time, allocating the Fund's assets among three distinct fixed income sectors can provide the diversification necessary to lower risk.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 8.62% and 7.79%, respectively.1

   Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/95 and since inception of the Class on 10/16/89 were 3.46%, 9.53% and 9.72%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 11/30/92 were 2.87% and 7.38%, respectively.2

OUTLOOK

"In this environment, where we don't see any particular market as being extremely under-valued due to the past year's performance, we'll remain focused on our dual goals of capturing competitive income and diversifying our investments to help reduce risk."

                               David Negri and Art Steinmetz, Portfolio Managers
                                                              September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment return and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share from 9/30/94 to 9/30/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90, and 10/16/89 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/94 and 11/30/92 (inception of class) and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Certain Class C performance is not yet available because Class C shares were first publicly offered on 5/26/95. An explanation of the different total returns is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.
4. Source: Morningstar Mutual Funds, 9/30/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the highest ranking (top 10%), and 1 star is the lowest (bottom 1%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were 3 and 4 stars, weighted 40%/60%, respectively. The Fund was ranked among 195 hybrid funds. Rankings are subject to change. The Fund's Class A and C shares have the same portfolio.


2 Oppenheimer Strategic Income Fund

James C. Swain
Chairman
Oppenheimer Strategic
Income Fund

Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation

Dear OppenheimerFunds Shareholder,

Although the U.S. stock market has received much of the media attention this year, the bond market has also turned in an excellent performance thus far in 1995. The driving force: steadily falling long-term interest rates along with an expectation that inflation would remain low.

   As you may know, inflation erodes the purchasing power of future income because bonds pay a fixed rate of income over a fixed time period. Therefore, as a result of low inflation expectations and slower, more stable economic growth, investors had a greater demand for bonds and, as such, prices rose and yields fell.

   Unlike short-term interest rates, which are affected primarily by the actions of the Federal Reserve Board, long-term interest rates are driven by investor expectations. So even though long-term interest rates were falling, short-term interest rates were not generally declining until July 6, when the Fed cut short-term rates for the first time in three years in an attempt to stimulate the weakening U.S. economy in the second quarter. Back in 1994, the surging economy caused the Fed to increase interest rates seven times prior to its July 6 rate cut--and those rate hikes were primarily responsible for the poor performance of the U.S. bond market last year. But investors who remained patient and stayed the course have been rewarded in 1995.

   And, although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve will not return to a tightening policy any time in the near future. Indeed, the Fed appears to have successfully engineered a "soft landing" for the U.S. economy, one in which growth is moderate and inflation almost nonexistent.

   This two-year period is an excellent example of why investors need to maintain their objectivity and perspective. Like all markets, there will be volatility in bonds from year to year but, over time, the fixed income markets should tend to provide strong current income relative to inflation, and capital appreciation and depreciation typically offset each other. As a result of the Fed's change in policy, we believe we're now in a period in which capital gains and losses will again take a back seat to income as the main driver behind bond investing.

   At the same time, the U.S. dollar has strengthened against major overseas currencies as both Japan and Germany continue to reduce interest rates to stimulate their economies--actions which make the U.S. bond market relatively more attractive to foreign investors. So as a result of international market forces, a moderate U.S. economic environment, and the Fed's anti-inflationary goal, we expect interest rates to remain relatively stable.

   Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ James C. Swain          /s/ Jon S. Fossel

James C. Swain              Jon S. Fossel


October 23, 1995


3 Oppenheimer Strategic Income Fund

                                  [PHOTO]  [PHOTO]

Q+A AN INTERVIEW WITH YOUR FUND'S MANAGERS

WHAT IS THE BENEFIT OF STRATEGIC INVESTING?

As we've stated before, one of the key benefits of the stra-tegic investing concept is that it lowers overall risk through diversifying among three typi-cally uncorrelated fixed income markets--U.S. government issues, foreign fixed income securities and higher-yielding, lower-rated corporate bonds. Though high yield bonds are subject to greater risk that the issuer will default on its prin-cipal or interest payments, diversification helps to lower that risk. Diversification has also helped a great deal over the last year in which there was dramatically different performance in each market.

WHY HAVE YOU SHIFTED A PORTION OF THE PORTFOLIO AWAY FROM THE U.S. INTO FOREIGN BONDS?

Another major benefit of the strategic investing concept is the flexibility to shift assets toward markets we think show the greatest potential. The move to increase foreign bonds was based on having taken advantage of the better relative performance of the domestic market in the first half of the year.

   Once the Federal Reserve stopped raising interest rates, the U.S. market rallied sub-stantially, becoming one of the strongest bull markets in years. And, while it took the world markets with it, those markets have lagged somewhat. As a result, we "sold high" in the U.S. to "buy low" abroad.

   Foreign bond yields have not yet come down as much as yields in the U.S. By making this shift, we're hoping to increase income and potentially to bolster total return.(1)

WHICH FOREIGN MARKETS SEEM PARTICULARLY ATTRACTIVE?

We've been adding to positions in Australia, Canada and some emerging markets. The strengthening dollar should benefit these markets, because a strong dollar provides the perception of stability necessary for attracting foreign invest-ment. Securities in these markets and in Europe, where we've also been adding, seem to have better value in terms of price and yield than U.S. government bonds in the current market.

Q WHAT IS THE BENEFIT OF STRATEGIC INVESTING?

4 Oppenheimer Strategic Income Fund

FACING PAGE
Top left: Art Steinmetz,
Portfolio Manager

Top right: The trading desk

THIS PAGE
David Negri, Portfolio Manager

WHAT MOVES HAVE YOU MADE WITHIN DOMESTIC SECURITIES? As we increased the

Fund's exposure to foreign markets, we decreased our domestic holdings. We had been moving into longer-term bonds through-out the first quarter because they'd been benefiting most from lower rates. Most recently, however, as debate materialized over the likelihood of another interest rate cut and
budget deficit reforms, we began to move into shorter-term bonds.    Beyond
that, we've increased our allocation in mortgage bonds so that there is now roughly an equal weighting in mortgages and Treasuries. As you know, the markets in '94 and early '95 were unusually volatile, but we expect less volatility in the second half, a situation that should make mortgages, which became cheap with fears of increased prepay-ments, a good value.

    Finally, we've reduced our allocation in corporate bonds somewhat. They've done extremely well for us, so we've taken profits and trimmed our position.

HAVE LOW INTEREST RATES BOTH HERE AND IN MOST EUROPEAN ECONOMIES MADE IT DIFFICULT FOR YOU TO MAINTAIN YIELD WITHOUT INCREASING RISK?

It's a fact that market yields have come down, so we've been looking for securities with higher yields but with a low correlation to the rest of our portfolio and better diversification. We've recently added bonds from certain East Asian markets we find promising. Of course, foreign investments are always subject to adverse market changes as a result of currency fluctuations. But over time, the long-term returns more than compensate for temporary risk, especially when these investments are part of a diversified portfolio. We've also been buying private label mortgages--mortgage-backed securities on commercial properties issued by private organizations. We believe these securities can benefit us in terms of both income and diversification.

WHAT IS YOUR OUTLOOK?

Basically, we're expecting calmer markets going forward, coming off an extremely volatile period. In addition, the dollar's strength should benefit both the U.S. and dollar-linked markets by attracting foreign investment, and low global interest rates should contribute as well. In this environment, where we don't see any particular market being extremely undervalued due to the past year's performance, we'll remain focused on our dual goals of capturing competitive income and diversifying our investments to help reduce risk.

A IT OFFERS THE FLEXIBILITY TO SHIFT ASSETS TOWARD MARKETS WE THINK SHOW THE
  GREATEST POTENTIAL.

1. The Fund's portfolio is subject to change.


5 Oppenheimer Strategic Income Fund

STATEMENT OF INVESTMENTS SEPTEMBER 30, 1995

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--3.1%
----------------------------------------------------------------------------------------------------------------------------------
                              Bangkok Bank Co. Ltd. CD, 10.50%, 12/15/95(2)(THB)               $   250,000,000      $    9,968,081
                              ----------------------------------------------------------------------------------------------------
                              Bank Pacific CD, Zero Coupon, 3/5/96(IDR)                          8,400,000,000           3,421,536
                              ----------------------------------------------------------------------------------------------------
                              Citibank CD:
                              10.75%, 11/20/95(2)(CLP)                                           1,553,591,360           3,895,663
                              10.75%, 11/21/95(2)(CLP)                                           1,290,148,889           3,235,076
                              12.70%, 5/15/96(2)(CLP)                                            2,994,992,000           7,510,006
                              12.75%, 5/24/96(2)(CLP)                                            2,858,161,618           7,166,901
                              13%, 11/13/95(2)(CLP)                                                970,588,931           2,433,772
                              13%, 5/6/96(2)(CLP)                                                2,322,974,667           5,824,908
                              16%, 10/20/95(2)(CLP)                                              2,850,650,000           7,148,065
                              29.50%, 12/22/95(2)(HUF)                                             357,458,500           2,749,363
                              ----------------------------------------------------------------------------------------------------
                              CS First Boston, Inc. CD, 15.75%, 6/11/96(2)(3)(IDR)               27,688,800,000         12,219,240
                              ----------------------------------------------------------------------------------------------------
                              First Boston Corp. CD:
                              10.40%, 10/12/95(2)(3)(CZK)                                          457,709,390          17,357,200
                              11%, 12/27/95(2)(3)(4)(ARA)                                            3,400,000           3,400,428
                              12.50%, 12/21/95(2)(3)(ARA)                                           17,370,000          17,372,189
                              ----------------------------------------------------------------------------------------------------
                              Indonesia (Republic of) Bank Negara CD:
                              Zero Coupon, 6/17/96(2)(IDR)                                      39,500,000,000          15,365,952
                              Zero Coupon, 7/18/96(2)(IDR)                                      19,950,000,000           7,683,303
                              Zero Coupon, 7/8/96(2)(IDR)                                       15,450,000,000           6,030,920
                              ----------------------------------------------------------------------------------------------------
                              Krungthai Thanakit CD:
                              Zero Coupon, 10/13/95(2)(THB)                                         74,500,000           2,925,931
                              Zero Coupon, 12/1/95(2)(THB)                                         108,750,000           4,266,737
                              ----------------------------------------------------------------------------------------------------
                              Thai Farmers Bank PLC CD, Zero Coupon, 12/7/98(2)(THB)                49,500,000           1,894,733
                              ----------------------------------------------------------------------------------------------------
                              Thai Military Bank Ltd. CD:
                              10.75%, 6/12/96(2)(THB)                                              250,000,000           9,968,081
                              11%, 11/30/95(2)(THB)                                                 21,250,000             847,287
                              11%, 12/15/95(2)(THB)                                                 20,000,000             797,446
                              ----------------------------------------------------------------------------------------------------
                              Thai Military Bank PLC CD, 10%, 1/31/96(2)(THB)                      174,500,000           6,954,892
                                                                                                                    --------------
                              Total Certificates of Deposit (Cost $163,305,547)                                        160,437,710

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--18.9%
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--15.4%
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--6.3%    Federal Home Loan Mortgage Corp.:
                              Gtd. Multiclass Participation Certificates,
                              Series 1455, Cl. J, 7.50%, 12/15/22                                   25,027,500          25,770,316
                              Series 176, Cl. F, 8.95%, 3/15/20                                     14,565,663          14,679,422
                              ----------------------------------------------------------------------------------------------------
                              Federal National Mortgage Assn.:
                              Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                              Investment Conduit Pass-Through Certificates, 10.50%, 11/25/20        38,755,000          45,864,120
                              Gtd. Real Estate Mtg. Investment Conduit Pass-Through
                              Certificates, Series G93-27, Cl. S,
                              Inverse Floater, 1.068%, 8/25/23(5)                                   19,195,926           9,406,004


6 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED          Gtd. Real Estate Mtg. Investment Conduit Pass-Through
(CONTINUED)                   Certificates, Trust 1993-87, Cl. S, Inverse Floater,
                              5.339%, 6/25/23 (coupon inversely
                              indexed to 1-month US LIBOR, multiplied by 1.857)(5)             $    28,806,289      $   18,683,580
                              Interest-Only Stripped Mtg.-Backed Security,
                              Trust 215, Cl. 2, 14.032%--14.073%, 4/1/23(6)                         42,487,950          12,875,840
                              Interest-Only Stripped Mtg.-Backed Security, Trust 218, Cl. 2,
                              16.734%, 4/25/23(6)                                                   48,612,701          14,363,535
                              Interest-Only Stripped Mtg.-Backed Security, Trust 221, Cl. 2,
                              9.782%--10.517%, 5/25/23(6)                                           61,261,276          18,100,793
                              Interest-Only Stripped Mtg.-Backed Security, Trust 222, Cl. 2,
                              11.27%--14.191%, 6/25/23(6)                                          298,754,848          91,890,459
                              Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
                              9.121%--13.002%, 2/25/24(6)                                          142,385,044          32,145,189
                              Interest-Only Stripped Mtg.-Backed Security, Trust 258, Cl. 2,
                              8.853%, 3/25/24(6)                                                    33,445,196          10,208,624
                              Principal-Only Stripped Mtg.-Backed Security,
                              Series 1993-253, Cl. G, 5.777%, 11/25/23(7)                            7,802,220           5,317,701
                              Series 1994-83, Cl. Z, 7.50%, 6/25/24                                 34,607,848          32,898,913
                                                                                                                    --------------
                                                                                                                       332,204,496

----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--9.0%         Government National Mortgage Assn.:
                              13%, 10/15/15                                                         48,420,310          57,665,563
                              13.50%, 6/15/15                                                       62,724,732          75,661,708
                              6%, 10/1/25(4)                                                        50,000,000          50,093,750
                              6%, 11/15/25(4)                                                       47,795,000          47,884,616
                              6.50%, 10/1/25(4)                                                     25,440,000          25,813,650
                              6.50%, 7/20/25                                                        27,262,157          27,620,110
                              6.50%, 8/20/25                                                         7,391,529           7,488,580
                              6.50%, 9/20/25                                                        15,539,464          15,767,700
                              7.50%, 10/15/25(4)                                                   160,000,000         161,600,000
                                                                                                                    --------------
                                                                                                                       469,595,677

----------------------------------------------------------------------------------------------------------------------------------
PRIVATE--3.5%
----------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.2%            Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
                              Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
                              Cl. B2, 9.192%, 1/15/03(3)(8)                                          6,383,500           5,342,691
                              Cl. B3, 9.479%, 4/15/09(3)(8)                                          7,685,390           5,872,719
                                                                                                                    --------------
                                                                                                                        11,215,410

----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--1.5%              CBA Mortgage Corp., Mtg. Pass-Through
                              Certificates, Series 1993-C1, Cl. F, 7.154%, 12/25/03(3)(8)           14,300,000          10,367,500
                              ----------------------------------------------------------------------------------------------------
                              Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
                              Cl. B3, 7%, 4/25/23                                                    1,643,424           1,218,188
                              Cl. B4, 7%, 4/25/23                                                    1,584,732             205,025


7 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL (CONTINUED)        CS First Boston Mortgage Securities Corp., Mtg.
                              Pass-Through Certificates, Cl. 1E-1, 11%, 2/15/02(3)             $    15,000,000      $   14,907,705
                              ----------------------------------------------------------------------------------------------------
                              FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
                              Pass-Through Certificates, Series 1994-C1:
                              Cl. 2-D, 8.70%, 9/25/25(3)                                             2,500,000           2,632,813
                              Cl. 2-E, 8.70%, 9/25/25(3)                                             2,500,000           2,561,719
                              Cl. 2-G, 8.70%, 9/25/25(3)                                             4,870,000           4,868,478
----------------------------------------------------------------------------------------------------------------------------------
                              Resolution Trust Corp., Commercial Mtg.
                              Pass-Through Certificates:
                              Series 1991-M6, Cl. B4, 7.477%, 6/25/21(8)                             9,606,269           9,477,185
                              Series 1992-CHF, Cl. C, 8.25%, 12/25/20                                1,704,279           1,732,507
                              Series 1992-CHF, Cl. D, 8.25%, 12/25/20                               10,005,542          10,121,231
                              Series 1993-C1, Cl. B, 8.75%, 5/25/24                                  8,172,000           8,424,821
                              Series 1993-C1, Cl. D, 9.45%, 5/25/24                                  6,597,507           6,927,383
                              Series 1993-C1, Cl. E, 9.50%, 5/25/24                                  1,860,695           1,839,763
                              Series 1993-C2, Cl. E, 8.50%, 3/25/25                                  2,223,470           2,181,086
                                                                                                                    --------------
                                                                                                                        77,465,404

----------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--1.2%            ACP Mortgage LP, Cl. E, 7.668%, 2/25/28(3)                             2,843,846           2,310,626
                              ----------------------------------------------------------------------------------------------------
                              Countrywide Funding Corp.:
                              Series 1993-11, Cl. B1, 6.25%, 1/25/09                                 1,384,344           1,255,752
                              Series 1993-11, Cl. B3, 6.25%, 2/25/09(3)                                807,537             268,569
                              Series 1993-12, Cl. B1, 6.625%, 2/25/24                                3,500,000           3,145,625
                              ----------------------------------------------------------------------------------------------------
                              Multi-family Capital Access One, Inc.,
                              Series 1, Cl. D, 10.549%, 1/15/24(3)(8)                                3,576,000           3,304,448
                              ----------------------------------------------------------------------------------------------------
                              Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                              Series 1992-M4, Cl. B, 7.20%, 9/25/21                                  3,834,385           3,824,799
                              Series 1994-C1, Cl. C, 8%, 6/25/26                                     8,000,000           8,275,000
                              Series 1994-C1, Cl. E, 8%, 6/25/26                                     6,643,756           5,545,461
                              Series 1994-C2, Cl. D, 8%, 4/25/25                                     1,964,112           1,940,789
                              Series 1994-C2, Cl. E, 8%, 4/25/25                                    19,458,690          17,683,085
                              Series 1994-C2, Cl. G, 8%, 4/25/25                                     3,983,095           3,276,719
                              Series 1995-C1, Cl. F, 6.90%, 2/25/07                                 14,714,710          12,760,413
                                                                                                                    --------------
                                                                                                                        63,591,286

----------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.7%             Chase Mortgage Finance Corp., Sub. Mtg. Pass-Through Certificates:
                              Series 1994-1, Cl. B-10, 6.606%, 3/28/25(3)(8)                         1,064,342             774,975
                              Series 1994-1, Cl. B-8, 6.606%, 3/28/25(3)(8)                          2,128,685           1,617,801
                              Series 1994-1, Cl. B-9, 6.606%, 3/28/25(3)(8)                          2,128,685           1,596,514
                              Series 1994-1, Class B-11, 6.606%, 3/28/25(3)(8)                       1,064,342             649,914
                              Series 1994-1, Class B-12, 6.606%, 3/28/25(3)(8)                       1,064,342             646,588
                              ----------------------------------------------------------------------------------------------------
                              Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
                              Securities, Real Estate Mtg. Investment Conduit
                              Pass-Through Certificates,
                              Series 1995-A, Cl. B2, 8.684%, 3/28/25(3)(8)                           5,417,095           5,533,902
                              ----------------------------------------------------------------------------------------------------
                              Ryland Mortgage Securities Corp., Sub. Bonds,
                              Series 1993-3, Cl. B2, 6.7125%, 8/25/08(3)                             1,341,583           1,044,758


8 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL (CONTINUED)       SKW Real Estate LP, Sec. Nts., Cl. D, 9.05%, 4/15/04(3)          $    10,500,000      $   10,413,848
                              ----------------------------------------------------------------------------------------------------
                              U.S. Department of Veterans Affairs, Interest-Only Gtd.
                              Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                              Vendee Mtg. Trust,
                              Series 1992-2, Cl. IO, 18.112%, 9/15/22(6)                           185,424,974           6,670,953
                              Series 1995-2B, Cl. 2-IO, 22.979%, 6/15/25(6)                         16,957,022             442,472
                              Series 1995-3, Cl. 1-IO, 18.721%, 9/15/25(6)                         388,661,230           5,957,399
                                                                                                                    --------------
                                                                                                                        35,349,124
                                                                                                                    --------------
                              Total Mortgage-Backed Obligations (Cost $985,047,834)                                    989,421,397

----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--17.4%
----------------------------------------------------------------------------------------------------------------------------------
TREASURY--17.4%               U.S. Treasury Bonds:
                              11.50%, 11/15/95                                                      52,750,000          53,145,625
                              11.625%, 11/15/02                                                    142,079,000         186,789,399
                              11.75%, 11/15/14                                                       3,260,000           4,826,838
                              13.375%, 8/15/01                                                      62,000,000          84,203,750
                              7.50%, 11/15/24                                                       12,000,000          13,357,500
                              7.875%, 2/15/21(9)(10)                                                77,000,000          88,405,625
                              8.125%, 8/15/19                                                          326,000             382,744
                              8.125%, 8/15/21                                                      100,000,000         117,843,689
                              9%, 11/15/18                                                          29,000,000          36,993,125
                              STRIPS, Zero Coupon, 11/15/18                                         50,000,000          10,442,543
                              STRIPS, Zero Coupon, 5/15/18                                         300,000,000          64,815,857
                              ----------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts.:
                              8%, 10/15/96                                                          13,570,000          13,879,557
                              8.75%, 8/15/00                                                         1,150,000           1,280,452
                              8.875%, 2/15/96                                                       57,000,000          57,676,875
                              9.25%, 1/15/96                                                        70,000,000          70,721,832
                              9.375%, 4/15/96                                                      100,636,000         102,617,210
                              9.50%, 11/15/95                                                        2,700,000           2,712,655
                                                                                                                    --------------
                              Total U.S. Government Obligations (Cost $887,438,872)                                    910,095,276

----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--34.3%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--0.2%               Argentina (Republic of):
                              Medium-Term Nts., 8%, 8/9/97(NLG)                                      3,900,000           2,396,320
                              Sr. Unsec. Unsub. Bonds, 13.45%, 10/21/97(ITL)                     1,290,000,000             795,493
                              Bonds, Bonos del Tesoro, Series II, 5.906%, 9/1/97(8)                  8,521,500           8,126,367
                              ----------------------------------------------------------------------------------------------------
                              Province of Buenos Aires Sr. Unsub. Unsec. Nts., 9.50%, 7/14/97          975,000             945,750
                                                                                                                    --------------
                                                                                                                        12,263,930

----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.0%               First Australia National Mortgage Acceptance Corp.
                              Ltd. Bonds, Series 17, 15%, 7/15/02(AUD)                               2,190,000           1,951,641
                              ----------------------------------------------------------------------------------------------------
                              New South Wales Treasury Corp.:
                              Gtd. Bonds, 12%, 12/1/01(AUD)                                         48,783,000          43,036,503
                              Gtd. Exch. Bonds, 12%, 12/1/01(AUD)                                   14,010,000          12,367,170
                              ----------------------------------------------------------------------------------------------------
                              Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01(AUD)                 80,413,000          59,660,717
                              ----------------------------------------------------------------------------------------------------
                              Treasury Corp. of Victoria Gtd. Bonds, 10.25%, 11/15/06(AUD)          20,000,000          16,429,615
                              ----------------------------------------------------------------------------------------------------
                              Western Australia Treasury Corp. Gtd. Bonds, 10%, 7/15/05(AUD)        30,000,000          24,306,526
                                                                                                                    --------------
                                                                                                                       157,752,172


9 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--1.9%                  Banco do Estado de Sao Paulo SA, 9.25% Nts., 10/4/96             $       540,000      $      517,050
                              ----------------------------------------------------------------------------------------------------
                              Banco Estado Minas Gerais:
                              8.25%, 2/10/00                                                         9,500,000           7,885,000
                              8.25%, 2/10/00(3)                                                      2,000,000           1,651,250
                              ----------------------------------------------------------------------------------------------------
                              Brazil (Federal Republic of):
                              Eligible Interest Bonds, 7.25%, 4/15/06(8)                            67,530,000          44,988,483
                              Interest Due and Unpaid Bonds, 6.688%, 1/1/01(8)                      38,717,250          32,859,328
                              ----------------------------------------------------------------------------------------------------
                              Petroquimica do Nordeste Sr. Unsec. Unsub. Nts., 9.50%, 10/19/01      11,950,000          10,807,281
                                                                                                                    --------------
                                                                                                                        98,708,392

----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--0.5%                Bulgaria (Republic of):
                              Disc. Bonds, Tranche A, 6.75%, 7/28/24(8)                             36,000,000          18,313,198
                              Interest Arrears Bonds, 6.75%, 7/28/11(8)                             19,975,000           9,025,103
                                                                                                                    --------------
                                                                                                                        27,338,301

----------------------------------------------------------------------------------------------------------------------------------
CANADA--4.4%                  Canada (Government of) Bonds:
                              10.25%, 3/1/96(CAD)                                                   24,820,000          18,734,697
                              11.75%, 2/1/03(CAD)                                                   20,000,000          18,261,553
                              9%, 12/1/04(CAD)                                                      69,680,000          56,019,667
                              Series A33, 11.50%, 9/1/00(CAD)                                       10,000,000           8,675,300
                              9.75%, 10/1/97(CAD)                                                   95,820,000          74,980,585
                              9.75%, 6/1/01(CAD)                                                    25,000,000          20,550,297
                              Series H9, 12%, 3/1/05(CAD)                                           35,000,000          33,237,211
                                                                                                                    --------------
                                                                                                                       230,459,310

----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.4%                Colombia (Republic of) 1989-1990 Integrated Loan Facility Bonds:
                              6.875%, 10/26/03(8)(11)                                                7,994,231           7,194,808
                              7.313%, 7/1/01(8)(11)                                                 14,979,289          13,930,739
                                                                                                                    --------------
                                                                                                                        21,125,547

----------------------------------------------------------------------------------------------------------------------------------
COSTA RICA--0.1%              Central Bank of Costa Rica Principal Bonds,
                              Series A, 6.25%, 5/21/10                                               6,400,000           3,584,000
----------------------------------------------------------------------------------------------------------------------------------
DENMARK--2.3%                 Denmark (Kingdom of) Bonds:
                              7%, 11/10/24(DKK)                                                     60,000,000           8,974,156
                              8%, 3/15/06(DKK)                                                     170,000,000          30,536,756
                              8%, 5/15/03(DKK)                                                     250,000,000          45,676,570
                              9%, 11/15/00(DKK)                                                    190,000,000          36,881,680
                                                                                                                    --------------
                                                                                                                       122,069,162

----------------------------------------------------------------------------------------------------------------------------------
ECUADOR--0.3%                 Ecuador (Republic of):
                              Disc. Bonds, 6.812%, 2/28/25(8)                                       30,650,000          15,131,904
                              Par Bonds, 3%, 2/28/25(8)                                              5,750,000           1,875,650
                                                                                                                    --------------
                                                                                                                        17,007,554


10 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--1.6%                 German (Federal Government of) Nts., Bundesobligationen,
                              Series 105, 6.625%, 1/20/98(DEM)                                      20,000,000      $   14,624,568
                              ----------------------------------------------------------------------------------------------------
                              German Unity Fund (German Federal Government) Bonds,
                              8.75%, 8/20/01(DEM)                                                   53,000,000          41,865,198
                              ----------------------------------------------------------------------------------------------------
                              Germany (Republic of) Debs., Bundespost Deutscheland,
                              7.75%, 10/1/04(DEM)                                                   20,000,000          14,835,398
                              ----------------------------------------------------------------------------------------------------
                              Landeskreditbank Baden-Wurttemberg, 6.50% Nts., 9/15/08(DEM)          10,500,000           6,954,752
                              ----------------------------------------------------------------------------------------------------
                              Vereinsbank International SA:
                              10.80% Sr. Debs., 6/16/03(ITL)                                     5,000,000,000           3,021,253
                              11% Sr. Unsub. Unsec. Nts., 5/14/03(ITL)                           5,000,000,000           3,079,429
                                                                                                                    --------------
                                                                                                                        84,380,598

----------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--2.6%           United Kingdom:
                              Treasury Nts., 12.50%, 11/21/05(GBP)                                  10,000,000          19,848,037
                              Treasury Nts., 13%, 7/14/00(GBP)                                      21,775,000          41,689,793
                              Treasury Nts., 9.50%, 4/18/05(GBP)                                    17,000,000          29,234,927
                              GILT, 10%, 9/8/03(GBP)                                                26,010,000          45,822,911

                                                                                                                    --------------
                                                                                                                       136,595,668

----------------------------------------------------------------------------------------------------------------------------------
ITALY--2.4%                   Italy (Republic of):
                              Bonds, 11.50%, 3/1/03(ITL)                                        35,000,000,000          21,664,596
                              Treasury Bonds, Buoni del Tesoro Poliennali:
                              10.50%, 4/1/00(ITL)                                               34,000,000,000          20,584,609
                              10.50%, 4/1/05(ITL)                                               61,000,000,000          35,661,244
                              12%, 1/1/02(ITL)                                                  16,000,000,000          10,137,138
                              12%, 9/18/98(ITL)                                                 10,000,000,000           6,348,122
                              8.50%, 4/1/99(ITL)                                                20,000,000,000          11,465,094
                              12%, 5/1/02(ITL)                                                  29,500,000,000          18,626,278
                                                                                                                    --------------
                                                                                                                       124,487,081

----------------------------------------------------------------------------------------------------------------------------------
JAMAICA--0.0%                 Jamaica (Government of) 1990 Refinancing Agreement Nts.,
                              Tranche A, 6.656%, 10/16/00(8)(11)                                     1,450,000           1,290,500

----------------------------------------------------------------------------------------------------------------------------------
MEXICO--2.9%                  Banco Nacional de Comercio Exterior SNC :
                              Debs., 10.875%, 6/23/97(8)                                               500,000             507,500
                              International Finance BV Gtd. Bonds, 10.875%, 6/23/97(3)(8)           20,120,000          20,371,500
                              International Finance BV Gtd. Bonds, 12.65%, 6/21/98(ESP)          3,028,000,000          23,443,086
                              International Finance BV Gtd. Bonds, 13%, 1/29/97(ESP)             1,250,000,000          10,108,872
                              Zero Coupon, 12/5/95(3)                                                9,650,000           9,457,000
                              ----------------------------------------------------------------------------------------------------
                              Banco Nacional de Obras y Servicios Publicos SA Nts.,
                              10.75%, 8/16/96                                                        4,260,000           4,302,600
                              ----------------------------------------------------------------------------------------------------
                              Bonos de la Tesoreria de la Federacion, Zero Coupon, 8/15/96(MXP)     54,969,760          18,394,405


11 Oppenheimer Strategic Income Fund

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MEXICO (CONTINUED)            United Mexican States:
                              Nts., 11.188%, 7/21/97(3)(8)                                     $    20,000,000      $   20,323,999
                              Combined Facility 2, Loan Participation Agreement,
                              Tranche A, 6.75%, 3/20/99(8)(11)                                       1,088,112             788,882
                              Combined Facility 3, Loan Participation Agreement,
                              Tranche A, 6.75%, 9/20/97(8)(11)                                         142,880             103,588
                              Nacional Financiera SNC Nts., 13.60%, 4/2/98ESP                    1,773,000,000          13,978,614
                              Petacalco Topolobampo Trust Sr. Sec. Unsub. Nts.,
                              8.125%, 12/15/03                                                         975,000             750,750
                              Petacalco Topolobampo Trust Sr. Sec. Unsub. Nts.,
                              8.125%, 12/15/03(3)                                                    1,950,000           1,501,500
                              Petroleos Mexicanos Gtd. Medium-Term Nts., 7.60%, 6/15/00             14,360,000          12,636,800
                              Petroleos Mexicanos Gtd. Sr. Unsec. Nts., 6.875%, 3/8/99(8)            7,700,000           6,910,750
                              Petroleos Mexicanos Gtd. Unsec. Unsub. Nts., 7.875%, 3/2/99(CAD)       5,600,000           3,752,212
                              Banco Nacional de Comercio Exterior SNC International
                              Finance BV Gtd. Bonds, 12.25%, 12/3/98(GBP)                            1,500,000           2,406,692
                              Gtd. Bonds, Banpesca Restructured Sovereign Loan, 6.902%,
                              10/26/06(8)(11)                                                        5,147,107           3,738,087
                                                                                                                    --------------
                                                                                                                       153,476,837

----------------------------------------------------------------------------------------------------------------------------------
MOROCCO--1.5%
                              Morocco (Kingdom of) Loan Participation Agreement:
                              Tranche A, 6.688%, 1/1/09(8)                                          89,550,000          56,080,688
                              Tranche B, 6.688%, 1/1/04(8)                                          33,850,000          23,874,744
                                                                                                                    --------------
                                                                                                                        79,955,432

----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--2.6%
                              New Zealand (Republic of) Bonds:
                              10%, 3/15/02(NZD)                                                    130,000,000          94,462,839
                              10%, 7/15/97(NZD)                                                      8,635,000           5,837,984
                              8%, 11/15/95(NZD)                                                     23,700,000          15,578,086
                              8%, 4/15/04(NZD)                                                      26,000,000          17,334,352
                                                                                                                    --------------
                                                                                                                       133,213,261

----------------------------------------------------------------------------------------------------------------------------------
NORWAY--1.0%
                              Norwegian Government:
                              Bonds, 5.75%, 11/30/04(NOK)                                          113,820,000          16,534,751
                              Gtd. Bonds, 9.50%, 10/31/02(NOK)                                     190,000,000          34,586,914
                                                                                                                    --------------
                                                                                                                        51,121,665

----------------------------------------------------------------------------------------------------------------------------------
PAKISTAN--0.0%                Islamic (Republic of Pakistan) Debs., 11.50%, 12/22/99                 1,143,000           1,175,861
----------------------------------------------------------------------------------------------------------------------------------
PANAMA--0.6%                  Panama (Republic of) Debs., 7.25%, 5/10/02(8)                         36,221,000          28,795,695
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.0%             Philippines (Republic of) Front-Loaded Interest
                              Reduction Bonds, Series B, 5%, 6/1/08(12)                                550,000             424,531
----------------------------------------------------------------------------------------------------------------------------------
POLAND--0.8%                  Poland (Republic of) Disc. Bonds, 7.125%, 10/27/24(8)                 55,650,000          42,989,625
----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.2%            Eskom Loan Participation Agreements:
                              7.25%, 9/15/99(8)(11)                                                  6,863,161           6,622,950
                              7.937%, 4/15/98(8)(11)                                                 2,075,862           2,003,207
                                                                                                                     -------------
                                                                                                                         8,626,157


12 Oppenheimer Strategic Income Fund


                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT(1)            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.5%                   Spain (Kingdom of):
                              Bills, Letras del Tesoro, Zero Coupon, 9/6/96(ESP)                   980,000,000      $    7,298,216
                              Gtd. Bonds, Bonos y Obligacion del Estado, 10.90%, 8/30/03(ESP)    1,200,000,000           9,877,421
                              Gtd. Bonds, Bonos y Obligacion del Estado, 10%, 2/28/05(ESP)       3,750,000,000           28,819,798
                              Gtd. Bonds, Bonos y Obligacion del Estado, 11.30%, 1/15/02(ESP)   10,000,000,000          82,742,069
                                                                                                                     -------------
                                                                                                                       128,737,504

----------------------------------------------------------------------------------------------------------------------------------
SUPERNATIONAL--1.2%           Eurofima, 10.75% Sr. Unsec. Nts., 5/19/03(ITL)                     8,000,000,000           4,834,005
----------------------------------------------------------------------------------------------------------------------------------
                              International Bank for Reconstruction and Development Bonds:
                              12.50%, 7/25/97(NZD)                                                  58,300,000          40,971,549
                              12.50%, 7/25/97(NZD)                                                   8,000,000           5,622,168
                              ----------------------------------------------------------------------------------------------------
                              Nordic Investment Bank, 10.80% Unsec. Unsub. Bonds, 5/24/03(ITL)  16,000,000,000           9,680,421
                                                                                                                     -------------
                                                                                                                        61,108,143

----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--1.1%                  Sweden (Kingdom of) Bonds:
                              Series 1030, 13%, 6/15/01(SEK)                                       100,000,000          16,579,539
                              Series 1033, 10.25%, 5/5/03(SEK)                                      72,000,000          10,734,707
                              Series 1035, 6%, 2/9/05(SEK)                                         198,000,000          22,264,383
                              Series 1036, 10.25%, 5/5/00(SEK)                                      65,000,000           9,652,583
                                                                                                                     -------------
                                                                                                                        59,231,212

----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.2%               Venezuela (Republic of) Debs.:
                              7.188%, 12/29/95(8)                                                    2,682,857           2,672,796
                              Banco Venezuela TCI, Zero Coupon, 12/13/98(11)                         7,908,048           5,970,577
                                                                                                                     -------------
                                                                                                                         8,643,373
                                                                                                                     -------------
                              Total Foreign Government Obligations (Cost $1,774,025,476)                             1,794,561,511

----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--29.1%
----------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--2.6%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%               NL Industries, Inc.:
                              0%/13% Sr. Sec. Disc. Nts., 10/15/05(13)                              16,505,000          12,337,488
                              11.75% Sr. Sec. Nts., 10/15/03                                         3,700,000           3,922,000
                              ----------------------------------------------------------------------------------------------------
                              Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                3,500,000           3,950,236
                              ----------------------------------------------------------------------------------------------------
                              Sherritt, Inc., 11% Debs., 3/31/04(CAD)                               10,000,000           7,479,923
                                                                                                                     -------------
                                                                                                                        27,689,647

----------------------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.7%
                              Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03           13,000,000          13,877,500
                              ----------------------------------------------------------------------------------------------------
                              Horsehead Industries, Inc., 14% Sub. Nts., 6/1/99                      3,050,000           3,187,250
                              ----------------------------------------------------------------------------------------------------
                              Kaiser Aluminum & Chemical Corp.:
                              12.75% Sr. Sub. Nts., 2/1/03                                           2,800,000           3,045,000
                              9.875% Sr. Nts., 2/15/02                                              13,375,000          13,441,875
                              ----------------------------------------------------------------------------------------------------
                              UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05              2,250,000           2,565,000
                                                                                                                     -------------
                                                                                                                        36,116,625


13 Oppenheimer Strategic Income Fund

                                                                                                FACE                MARKET VALUE
                                                                                                AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
PAPER--1.2%                   Domtar, Inc.:
                              10.85% Debs., 8/5/17 (CAD)                                             1,700,000      $    1,348,892
                              11.25% Debs., 9/15/17                                                  5,625,000           6,145,313
                              12% Nts., 4/15/01                                                      1,050,000           1,212,750
                              ----------------------------------------------------------------------------------------------------
                              Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                      8,950,000           9,352,750
                              ----------------------------------------------------------------------------------------------------
                              Noranda Forest, Inc., 11% Debs., 7/15/98(CAD)                          2,000,000           1,607,348
                              ----------------------------------------------------------------------------------------------------
                              PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                     5,040,000           4,762,800
                              ----------------------------------------------------------------------------------------------------
                              Repap New Brunswick, Inc., 9.617% First Priority Sr. Sec. Nts.,
                              7/15/00(8)                                                             7,200,000           7,218,000
                              ----------------------------------------------------------------------------------------------------
                              Riverwood International Corp.:
                              10.75% Sr. Nts., 6/15/00                                               9,990,000          10,839,150
                              11.25% Sr. Sub. Nts., 6/15/02                                          7,004,000           7,634,360
                              ----------------------------------------------------------------------------------------------------
                              Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15  2,547,149           2,549,709
                              ----------------------------------------------------------------------------------------------------
                              Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00               5,625,000           5,934,375
                              ----------------------------------------------------------------------------------------------------
                              Stone Container Corp.:
                              10.75% First Mtg. Nts., 10/1/02                                        4,700,000           4,899,750
                              10.75% Sr. Sub. Nts., 6/15/97                                            900,000             933,750
                                                                                                                     -------------
                                                                                                                        64,438,947

----------------------------------------------------------------------------------------------------------------------------------
STEEL--0.2%                   Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                      5,525,000           5,497,375
                              ----------------------------------------------------------------------------------------------------
                              Sheffield Steel Corp., 12% Sec. First Mtg., 11/1/01                    4,000,000           3,820,000
                              ----------------------------------------------------------------------------------------------------
                              Wheel-Pittsburgh Corp., 9.375% Sr. Nts., 11/15/03                      3,700,000           3,413,250
                                                                                                                     -------------
                                                                                                                        12,730,625

----------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--5.4%
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.1%       Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B,
                              5/27/98                                                               14,950,000          11,847,860
                              ----------------------------------------------------------------------------------------------------
                              Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02      24,950,000          27,569,750
                              ----------------------------------------------------------------------------------------------------
                              International Semi-Tech Microelectronics, Inc.,
                              0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(13)                            19,960,000          10,678,600
                              ----------------------------------------------------------------------------------------------------
                              Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02      3,500,000           3,386,250
                              ----------------------------------------------------------------------------------------------------
                              Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                  5,200,000           5,226,000
                                                                                                                     -------------
                                                                                                                        58,708,460

----------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.7%  Consdoidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                 3,600,000           3,600,000
                              ----------------------------------------------------------------------------------------------------
                              Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                5,975,000           4,511,125
                              ----------------------------------------------------------------------------------------------------
                              Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc. Nts.,
                              2/15/03(13)                                                            6,600,000           4,983,000


14 Oppenheimer Strategic Income Fund


                                                                                                  FACE               MARKET VALUE
                                                                                                  AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGE/TOBACCO         Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04          $   8,050,000       $   2,254,000
                              ----------------------------------------------------------------------------------------------------
(CONTINUED)                   Pulsar Internacional SA de CV, 11.80% Nts., 9/19/96(11)               15,000,000          15,112,500
                              ----------------------------------------------------------------------------------------------------
                              Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                         1,000,000             977,500
                              ----------------------------------------------------------------------------------------------------
                              Specialty Foods Acquisition Corp., 10.25% Sr. Nts., 8/15/01            6,500,000           6,142,500
                                                                                                                     -------------
                                                                                                                        37,580,625

----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.0%              AmeriSource Health Corp., 11.25% Sr. Debs., 7/15/05(14)                9,350,844          10,145,666
                              ----------------------------------------------------------------------------------------------------
                              Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02(19)              5,450,000           6,315,188
                              ----------------------------------------------------------------------------------------------------
                              Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04                   6,000,000           6,510,000
                              ----------------------------------------------------------------------------------------------------
                              Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02                4,900,000           5,169,500
                              ----------------------------------------------------------------------------------------------------
                              Mediq/PRN Life Support Services, Inc., 11.125% Sr. Sec. Nts., 7/1/99   3,000,000           2,850,000
                              ----------------------------------------------------------------------------------------------------
                              Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02               6,290,000           7,139,150
                              ----------------------------------------------------------------------------------------------------
                              Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02             3,750,000           4,162,500
                              ----------------------------------------------------------------------------------------------------
                              Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                    200,000             212,000
                              ----------------------------------------------------------------------------------------------------
                              Total Renal Care, Inc., Units (each unit consists of $1,000 principal amount of 0%/12% sr. sub. disc. nts., 8/15/04 and nine shares
                              of non-voting class B common stock)(13)(15)                           10,200,000           9,741,000
                                                                                                                     -------------
                                                                                                                        52,245,004

----------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--1.4%            Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00(11)   5,775,000           4,620,000
                              ----------------------------------------------------------------------------------------------------
                              Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                             5,575,000           6,021,000
                              ----------------------------------------------------------------------------------------------------
                              Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts., 6/15/98     2,300,000           1,759,500
                              ----------------------------------------------------------------------------------------------------
                              Capital Gaming International, Inc. Promissory Nts.                        33,500                  --
                              ----------------------------------------------------------------------------------------------------
                              Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
                              11/15/00(11)                                                           2,100,000           1,890,000
                              ----------------------------------------------------------------------------------------------------
                              Casino Magic Finance Corp., 11.50% First Mtg. Nts., 10/15/01           3,150,000           2,567,250
                              ----------------------------------------------------------------------------------------------------
                              Hollywood Casino Corp.:
                              13.50% First Mtg. Nts., 9/30/98                                        3,500,000           4,252,500
                              14% Sr. Sec. Nts., 4/1/98                                              7,900,000           8,749,250
                              ----------------------------------------------------------------------------------------------------
                              Maritime Group Ltd., Units (each unit consists of $1,000 principal amount of 14.25% first mtg. nts., series A, 2/15/97 and one warrant to purchase one share of Palace Casinos, Inc., series A common stock)
                              (3)(15)(16)                                                            3,042,347           1,262,574
                              ----------------------------------------------------------------------------------------------------
                              Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02(3)     2,100,000           2,189,250
                              ----------------------------------------------------------------------------------------------------
                              Pioneer Finance Corp., 13.50% Gtd. First Mtg. Bonds, 12/1/98          18,205,000          15,383,225
                              ----------------------------------------------------------------------------------------------------
                              Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05(3)            4,450,000           4,333,188
                              ----------------------------------------------------------------------------------------------------
                              Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                 100,000              81,500
                              ----------------------------------------------------------------------------------------------------
                              Showboat, Inc., 13% Sr. Sub. Nts., 8/1/09                              2,650,000           2,881,875
                              ----------------------------------------------------------------------------------------------------
                              Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                    4,400,000           4,202,000
                              ----------------------------------------------------------------------------------------------------
                              Trump Hotels & Casino Resorts Holdings LP/Trump
                              Hotels & Casino Resorts Funding, Inc., 15.50% Sr. Sec. Nts., 6/15/05   2,700,000           2,693,250
                              ----------------------------------------------------------------------------------------------------
                              Trump Plaza Funding, Inc., 10.875% Gtd. Mtg. Nts., 6/15/01             7,475,000           6,933,063
                              ----------------------------------------------------------------------------------------------------
                              Trump Taj Mahal Funding, Inc., 11.35% Debs., Series A, 11/15/99        1,344,438           1,145,202
                                                                                                                     -------------
                                                                                                                        70,964,627


15 Oppenheimer Strategic Income Fund

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
LEISURE--0.3%                 Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02    $  12,800,000       $  13,520,000
----------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%             Carrols Corp., 11.50% Sr. Nts., 8/15/03                                2,820,000           2,805,900
                              ----------------------------------------------------------------------------------------------------
                              Family Restaurants, Inc., 0%/10.875% Sr. Sub. Disc. Nts., 2/1/04(13)   4,000,000             380,000
                              ----------------------------------------------------------------------------------------------------
                              Foodmaker, Inc.:
                              14.25% Sr. Sub. Nts., 5/15/98                                          3,000,000           3,060,000
                              9.25% Sr. Nts., 3/1/99                                                 5,130,000           4,758,075
                              9.75% Sr. Sub. Nts., 6/1/02                                           14,300,000          12,226,500
                                                                                                                     -------------
                                                                                                                        23,230,475
----------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.5%         Polymer Group, Inc., 12.75% Sr. Nts., 7/15/02(3)                       4,200,000           4,347,000
                              ----------------------------------------------------------------------------------------------------
                              PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
                              10/23/96(IDR)                                                     20,500,000,000           7,090,865
                              ----------------------------------------------------------------------------------------------------
                              Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02            14,225,000          14,082,750
                              ----------------------------------------------------------------------------------------------------
                              WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                 250,000             244,375
                                                                                                                     -------------
                                                                                                                        25,764,990

----------------------------------------------------------------------------------------------------------------------------------
ENERGY--1.1%
----------------------------------------------------------------------------------------------------------------------------------
                              Coastal Corp., 11.75% Sr. Debs., 6/15/06                               2,500,000           2,694,172
                              ----------------------------------------------------------------------------------------------------
                              Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                    6,785,000           7,531,350
                              ----------------------------------------------------------------------------------------------------
                              Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99                       8,300,000           8,009,500
                              ----------------------------------------------------------------------------------------------------
                              Maxus Energy Corp.:
                              11.50% Debs., 11/15/15                                                 3,500,000           3,552,500
                              8.50% Debs., 4/1/08                                                    1,000,000             940,000
                              ----------------------------------------------------------------------------------------------------
                              OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02               13,000,000          14,820,000
                              ----------------------------------------------------------------------------------------------------
                              Petroleum Heat & Power Co., Inc.:
                              12.25% Sub. Debs., 2/1/05                                              3,825,000           4,150,125
                              9.375% Sub. Debs., 2/1/06                                              3,750,000           3,506,250
                              ----------------------------------------------------------------------------------------------------
                              Plains Resources, Inc., 12% Sr. Sub. Nts., 10/1/99                     1,200,000           1,242,000
                              ----------------------------------------------------------------------------------------------------
                              Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                      125,000             141,820
                              ----------------------------------------------------------------------------------------------------
                              Triton Energy Corp.:
                              0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(13)                               800,000             740,000
                              Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                              11,350,000           9,718,438
                                                                                                                     -------------
                                                                                                                        57,046,155

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--1.9%
----------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.8%         Banco Bamerindus do Brasil SA:
                              10.50% Debs., 6/23/97                                                  1,000,000             957,500
                              11% Sr. Unsub. Unsec. Bonds, 10/6/97                                   2,230,000           2,204,913
                              9% Unsub. Unsec. Bonds, 10/29/98                                       1,740,000           1,596,450
                              ----------------------------------------------------------------------------------------------------
                              Banco Ganadero SA:
                              Zero Coupon Nts., 7/1/96(3)                                            8,790,000           8,181,804
                              Zero Coupon Sr. Unsub. Unsec. Nts., 6/15/96(3)                         8,190,000           7,656,410


16 Oppenheimer Strategic Income Fund

                                                                                                  FACE               MARKET VALUE
                                                                                                  AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------=
BANKS & THRIFTS               Banco Mexicano SA, 8% Sr. Unsub. Unsec.
(CONTINUED)                   Exchangeable Medium-Term Nts., 11/4/98                             $     640,000       $     555,200
                              ----------------------------------------------------------------------------------------------------
                              Bank Nederlandse Gemeenten Unsec. Bonds, 10.50%, 6/18/03(ITL)      8,000,000,000           4,778,157
                              ----------------------------------------------------------------------------------------------------
                              Canadian Imperial Banking Corp., Zero Coupon Indexed Nts., 12/28/95    9,900,000           9,289,170
                              ----------------------------------------------------------------------------------------------------
                              Morgan Stanley Group, 14.25% Indian Rupee Indexed Nts., 6/26/96(INR) 228,978,900           6,749,562
                                                                                                                     -------------
                                                                                                                        41,969,166

----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--0.9%   Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                     12,590,000          11,079,200
                              ----------------------------------------------------------------------------------------------------
                              ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(11)                             997,845           1,097,630
                              ----------------------------------------------------------------------------------------------------
                              GPA Delaware, Inc.:
                              8.75% Gtd. Nts., 12/15/98                                              3,705,000           3,320,606
                              9.75%, 12/10/01                                                        2,000,000           1,652,500
                              ----------------------------------------------------------------------------------------------------
                              GPA Holland BV:
                              8.50% Medium-Term Nts., 2/10/97(3)                                    10,500,000          10,040,625
                              8.94% Medium-Term Nts., Series C, 2/16/99                              2,000,000           1,735,000
                              ----------------------------------------------------------------------------------------------------
                              GPA Investment BV, 6.40% Nts., 11/19/98                                2,000,000           1,665,000
                              ----------------------------------------------------------------------------------------------------
                              GPA Netherlands BV, 8.50% Medium-Term Nts., 3/3/97(3)                  6,500,000           6,199,375
                              ----------------------------------------------------------------------------------------------------
                              Olympic Financial Ltd., 13% Sr. Nts., 5/1/00                           7,500,000           8,175,000
                                                                                                                     -------------
                                                                                                                        44,964,936
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.2%               Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02               2,500,000           2,787,500
                              ----------------------------------------------------------------------------------------------------
                              Terra Nova Insurance (UK) Holdings PLC, 10.75% Sr. Nts., 7/1/05        6,300,000           6,725,250
                                                                                                                     -------------
                                                                                                                         9,512,750

----------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--1.4%
----------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.6%      Dal-Tile International, Inc., Zero Coupon Sr. Sec. Nts., 7/15/98       8,750,000           6,693,750
                              ----------------------------------------------------------------------------------------------------
                              Nortek, Inc., 9.875% Sr. Sub. Nts., 3/1/04                             3,500,000           3,193,750
                              ----------------------------------------------------------------------------------------------------
                              Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                           15,770,000          14,902,650
                              ----------------------------------------------------------------------------------------------------
                              Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01                 3,450,000           3,855,375
                              ----------------------------------------------------------------------------------------------------
                              Walter Industries, Inc., 17% Sub. Nts., 1/1/96(16)                     4,250,000           2,698,750
                                                                                                                     -------------
                                                                                                                        31,344,275

----------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.8% Blue Bell Funding, Inc., 11.85% Extd. Sec. Nts., 5/1/99               4,442,000           4,686,310
----------------------------------------------------------------------------------------------------------------------------------
                              Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02         6,900,000           6,434,250
                              ----------------------------------------------------------------------------------------------------
                              Olympia & York First Canadian Place Ltd., 11% Debs., Series 3,
                              11/4/49(17)(CAD)                                                       5,150,000           2,614,307
                              ----------------------------------------------------------------------------------------------------
                              Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts., 4/1/02    17,825,000          17,334,813
                              ----------------------------------------------------------------------------------------------------
                              Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(3)       13,700,000          10,549,000
                              ----------------------------------------------------------------------------------------------------
                                                                                                                        41,618,680


17 Oppenheimer Strategic Income Fund

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.8%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/        Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03    $   4,550,000       $   4,823,000
                              ----------------------------------------------------------------------------------------------------
COMPUTERS--0.7%               Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
                              8/1/05(3)                                                              3,000,000           3,082,500
                              ----------------------------------------------------------------------------------------------------
                              Dell Computer Corp., 11% Sr. Nts., 8/15/00                             9,500,000          10,497,500
                              ----------------------------------------------------------------------------------------------------
                              Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                  7,600,000           8,132,000
                              ----------------------------------------------------------------------------------------------------
                              Unisys Corp.:
                              13.50% Credit Sensitive Nts., 7/1/97(8)                                9,400,000          10,199,000
                              8.875% Nts., 7/15/97                                                   1,000,000           1,007,922
                                                                                                                     -------------
                                                                                                                        37,741,922

----------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.8%              Aftermarket Technology Corp:
                              12% Sr. Sub. Nts., Series B, 8/1/04                                    5,370,000           5,678,775
                              12% Sr. Sub. Nts., Series D, 8/1/04                                    1,080,000           1,142,100
                              ----------------------------------------------------------------------------------------------------
                              Chrysler Financial Corp., 13.25% Nts., 10/15/99                        4,500,000           5,516,802
                              ----------------------------------------------------------------------------------------------------
                              Foamex LP/Foamex Capital Corp.:
                              11.25% Sr. Nts., 10/1/02                                               5,100,000           5,227,500
                              9.50% Sr. Sec. Nts., 6/1/00                                            3,672,000           3,690,360
                              ----------------------------------------------------------------------------------------------------
                              Foamex LP/JPS Automotive Corp., 0%/14% Sr. Disc. Nts., Series B,
                              7/1/04(13)                                                             7,250,000           3,951,250
                              ----------------------------------------------------------------------------------------------------
                              JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01               2,500,000           2,540,625
                              ----------------------------------------------------------------------------------------------------
                              Navistar Financial Corp., 9.50% Medium-Term Nts., 6/1/96               6,075,000           6,148,422
                              ----------------------------------------------------------------------------------------------------
                              Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                         9,100,000           7,962,500
                                                                                                                     -------------
                                                                                                                        41,858,334

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.3%           Imo Industries, Inc., 12.25% Sr. Sub. Debs., 8/15/97                   1,815,000           1,835,419
                              ----------------------------------------------------------------------------------------------------
                              Terex Corp., Units (each unit consists of $1,000 principal amount of 13.75% sr. sec. nts., 5/15/02 and four common stock appreciation
                              rights)(3)(15)                                                        17,000,000          14,025,000
                                                                                                                     -------------
                                                                                                                        15,860,419

----------------------------------------------------------------------------------------------------------------------------------
MEDIA--6.6%
----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.4%            Act III Broadcasting, Inc., 9.625% Sr. Sub. Nts., 12/15/03             5,030,000           5,080,300
                              ----------------------------------------------------------------------------------------------------
                              Chancellor Broadcasting Co., 12.50% Sr. Sub. Nts., 10/1/04             5,750,000           6,023,125
                              ----------------------------------------------------------------------------------------------------
                              New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03         10,475,000          10,160,750
                              ----------------------------------------------------------------------------------------------------
                              New World Communications Group Holding Corp.,
                              Zero Coupon Sr. Disc. Nts., Series B, 6/15/99                          5,000,000           3,375,000
                              ----------------------------------------------------------------------------------------------------
                              Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03              2,000,000           2,110,000
                              ----------------------------------------------------------------------------------------------------
                              Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02(3)        14,300,000          14,067,625
                              ----------------------------------------------------------------------------------------------------
                              SCI Television, Inc., 11% Sr. Nts., Series 1, 6/30/05                  2,153,155           2,293,110
                              ----------------------------------------------------------------------------------------------------
                              SFX Broadcasting, Inc., 11.375% Sr. Sub. Nts., 10/1/00                 3,000,000           3,142,500
                              ----------------------------------------------------------------------------------------------------
                              Sinclair Broadcast Group, Inc.:
                              10% Sr. Sub. Nts., 12/15/03                                            9,275,000           9,483,688
                              10% Sr. Sub. Nts., 9/30/05                                             2,200,000           2,249,500
                              ----------------------------------------------------------------------------------------------------
                              United International Holdings, Inc., Zero Coupon Sr. Sec. Disc.
                              Nts., 11/15/99                                                        13,045,000           7,892,225
                              ----------------------------------------------------------------------------------------------------
                              Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01        5,500,000           5,940,000
                                                                                                                     -------------
                                                                                                                        71,817,823


18 Oppenheimer Strategic Income Fund

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--3.5%        Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02            $   6,090,000       $   6,135,675
                              ----------------------------------------------------------------------------------------------------
                              American Telecasting, Inc.:
                              0%/14.50% Sr. Disc. Nts., 6/15/04(13)                                 26,479,495          15,291,908
                              Units (each unit consists of $1,000 principal amount at maturity of 0%/14.50% sr. disc. nts., 8/15/05 and one warrant to purchase
                              4.68 shares of American Telecasting, Inc., common stock)(3)(13)(15)   12,800,000           6,208,000
                              ----------------------------------------------------------------------------------------------------
                              Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and one warrant
                              to purchase 57.721 ordinary shares)(13)(15)                            9,000,000           5,355,000
                              ----------------------------------------------------------------------------------------------------
                              Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(13)            23,100,000          15,592,500
                              ----------------------------------------------------------------------------------------------------
                              Cablevision Industries Corp.:
                              10.75% Sr. Nts., 1/30/02                                               1,000,000           1,092,500
                              9.25% Sr. Debs., Series B, 4/1/08                                      4,400,000           4,686,000
                              ----------------------------------------------------------------------------------------------------
                              Cablevision Systems Corp.:
                              10.75% Sr. Sub. Debs., 4/1/04                                          6,325,000           6,696,594
                              9.875% Sr. Sub. Debs., 2/15/13                                         4,550,000           4,754,750
                              9.875% Sr. Sub. Debs., 4/1/23                                          1,200,000           1,257,000
                              ----------------------------------------------------------------------------------------------------
                              Continental Cablevision, Inc.:
                              11% Sr. Sub. Debs., 6/1/07                                             3,000,000           3,330,000
                              9.50% Sr. Debs., 8/1/13                                               12,255,000          12,775,838
                              ----------------------------------------------------------------------------------------------------
                              Diamond Cable Communications PLC, 0%/13.25% Sr. Disc. Nts.,
                              9/30/04(13)                                                            2,750,000           1,828,750
                              ----------------------------------------------------------------------------------------------------
                              Echostar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(13)  13,000,000           6,045,000
                              ----------------------------------------------------------------------------------------------------
                              Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B,
                              11/1/03(8)                                                            13,800,000          13,041,000
                              ----------------------------------------------------------------------------------------------------
                              International CableTel, Inc.:
                              0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(13)                        900,000             607,500
                              0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(13)                        9,550,000           5,730,000
                              ----------------------------------------------------------------------------------------------------
                              Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
                              0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(13)             10,900,000           7,493,750
                              ----------------------------------------------------------------------------------------------------
                              People's Choice TV Corp., Units (each unit consists of $1,000 principal amount of 0%/13.125% sr. disc. nts., 6/1/04 and one warrant
                              to purchase 1.427 shares of common stock)(13)(15)                      8,900,000           4,650,250
                              ----------------------------------------------------------------------------------------------------
                              PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(13) 6,300,000           4,504,500
                              ----------------------------------------------------------------------------------------------------
                              TeleWest Communications PLC, 0%/11% Sr. Disc. Debs., 10/1/07(4)(13)   42,245,000          24,924,550
                              ----------------------------------------------------------------------------------------------------
                              Time Warner Entertainment LP/Time Warner, Inc., 8.375% Sr. Debs.,
                              3/15/23                                                               13,004,000          13,132,413


19 Oppenheimer Strategic Income Fund

                                                                                                  FACE               MARKET VALUE
                                                                                                  AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION (CONTINUED)  Time Warner, Inc., 9.125% Debs., 1/15/13                           $  12,550,000       $  13,456,160
                              ----------------------------------------------------------------------------------------------------
                              TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                          3,600,000           4,064,180
                              ----------------------------------------------------------------------------------------------------
                              Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05(13)               900,000             517,500
                                                                                                                     -------------
                                                                                                                       183,171,318

----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.2%       Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A,
                              10/1/03                                                                9,050,000           9,593,000
                              ----------------------------------------------------------------------------------------------------
                              GSPI Corp., 10.15% First Mtg. Bonds, 6/24/10(3)                          823,244             973,487
                              ----------------------------------------------------------------------------------------------------
                              Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                     12,000,000          12,150,000
                              ----------------------------------------------------------------------------------------------------
                              News America Holdings, Inc.:
                              10.125% Gtd. Sr. Debs., 10/15/12                                       3,300,000           3,809,120
                              12% Sr. Nts., 12/15/01                                                 2,500,000           2,804,262
                              ----------------------------------------------------------------------------------------------------
                              Outdoor Systems, Inc., 10.75% Sr. Nts., 8/15/03                        2,400,000           2,316,000
                              ----------------------------------------------------------------------------------------------------
                              Panamsat LP/Panamsat Capital Corp.:
                              0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(13)                            36,900,000          28,689,750
                              9.75% Sr. Sec. Nts., 8/1/00                                            2,525,000           2,638,625
                                                                                                                     -------------
                                                                                                                        62,974,244

----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.3%      Imax Corp., 7% Sr. Nts., 3/1/01(12)                                   13,780,000          13,159,900
----------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.2%     Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B,
                              3/1/05(13)                                                             3,400,000           2,125,000
                              ----------------------------------------------------------------------------------------------------
                              Marvel Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B,
                              4/15/98                                                                8,000,000           5,800,000
                              ----------------------------------------------------------------------------------------------------
                              United States Banknote Corp., 11.625% Sr. Nts., Series B, 8/1/02       4,220,000           2,764,100
                                                                                                                     -------------
                                                                                                                        10,689,100

----------------------------------------------------------------------------------------------------------------------------------
OTHER--1.4%
----------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.8%           Acadia Partners LP, 13% Sr. Sub. Nts., 10/1/97(3)                     25,000,000          25,875,000
                              ----------------------------------------------------------------------------------------------------
                              MacAndrews & Forbes Group, Inc., 12.25% Sub. Nts., 7/1/96              1,565,000           1,582,606
                              ----------------------------------------------------------------------------------------------------
                              MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99             5,215,000           5,260,631
                              ----------------------------------------------------------------------------------------------------
                              Talley Industries, Inc., 0%/12.25% Sr. Disc. Debs., 10/15/05(13)      11,946,000           8,511,525
                                                                                                                     -------------
                                                                                                                        41,229,762

----------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.2%           EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                           10,735,000           9,661,500
                              ----------------------------------------------------------------------------------------------------
                              Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01                     5,200,000           3,666,000
                                                                                                                     -------------
                                                                                                                        13,327,500

----------------------------------------------------------------------------------------------------------------------------------
SERVICES--0.4%                Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03              12,160,000          10,123,200
                              ----------------------------------------------------------------------------------------------------
                              Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(3)          14,700,000           6,670,125
                              ----------------------------------------------------------------------------------------------------
                              Protection One Alarm Monitoring, Inc., Units (each unit consists of ten $1,000 principal amount 0%/13.625% sr. sub. disc. nts.,
                              6/30/05 and 32 warrants, each warrant entitles holder to
                              purchase one share of Protection, One, Inc. common stock)(3)(15)       4,200,000           2,929,500
                                                                                                                     -------------
                                                                                                                        19,722,825


20 Oppenheimer Strategic Income Fund

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
RETAIL--1.6%
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES--0.0%       Sears Canada, Inc., 11.75% Debs., 12/5/95(CAD)                         2,400,000       $   1,799,636
----------------------------------------------------------------------------------------------------------------------------------
DRUG STORES--0.1%             Duane Reade, 12% Sr. Nts., Series B, 9/15/02                           4,050,000           3,665,250
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.5%     Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                   10,350,000          10,298,250
                              ----------------------------------------------------------------------------------------------------
                              Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03               6,600,000           5,610,000
                              ----------------------------------------------------------------------------------------------------
                              Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                    6,970,000           6,795,750
                              ----------------------------------------------------------------------------------------------------
                              United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05(3)          5,600,000           6,006,000
                                                                                                                     -------------
                                                                                                                        28,710,000

----------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.0%            Grand Union Co., 12% Sr. Nts., 9/1/04                                 27,176,000          26,224,840
                              ----------------------------------------------------------------------------------------------------
                              Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03(14)           2,188,800           2,172,384
                              ----------------------------------------------------------------------------------------------------
                              Penn Traffic Co.:
                              10.25% Sr. Nts., 2/15/02                                               1,500,000           1,428,750
                              9.625% Sr. Sub. Nts., 4/15/05                                          5,900,000           4,867,500
                              ----------------------------------------------------------------------------------------------------
                              Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99          13,065,000          14,306,175
                              ----------------------------------------------------------------------------------------------------
                              Ralph's Grocery Co., 13.75% Sr. Sub. Nts., 6/15/05                     1,500,000           1,582,500
                                                                                                                     -------------
                                                                                                                        50,582,149

----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%
----------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.3%      American International Group, Inc., 11.70%
                              Unsec. Unsub. Bonds, 12/4/01 (ITL)                                18,000,000,000          11,407,073
                              ----------------------------------------------------------------------------------------------------
                              Northwest Airlines, Inc., 12.092% Sr. Gtd. Nts., 12/31/00              3,305,434           3,506,944
                                                                                                                     -------------
                                                                                                                        14,914,017

----------------------------------------------------------------------------------------------------------------------------------
RAILROADS--0.3%               Transtar Holdings LP/Transtar Capital Corp.,
                              0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(13)                     23,816,000          15,123,160
----------------------------------------------------------------------------------------------------------------------------------
SHIPPING--0.4%                Sea Containers Ltd.:
                              12.50% Sr. Sub. Debs., Series A, 12/1/04                               2,850,000           3,149,250
                              9.50% Sr. Sub. Debs., 7/1/0                                           33,250,000           3,237,813
                              ----------------------------------------------------------------------------------------------------
                              Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04             12,300,000          12,607,500
                                                                                                                     -------------
                                                                                                                        18,994,563

----------------------------------------------------------------------------------------------------------------------------------
TRUCKING--0.0%                Trism, Inc., 10.75% Sr. Sub. Nts., 12/15/00                            1,250,000           1,243,750
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--4.3%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.8%      Beaver Valley II Funding Corp., 9% Second Lease
                              Obligation Bonds, 6/1/17                                               5,906,000           5,016,721
                              ----------------------------------------------------------------------------------------------------
                              C.A. La Electricidad de Caracas, 6.875% Exchange Eurobonds, 9/30/03(8) 3,638,739           1,637,433
                              ----------------------------------------------------------------------------------------------------
                              California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(13)          20,140,000          18,072,949
                              ----------------------------------------------------------------------------------------------------
                              Del Norte Funding Corp.:
                              11.25% Debs., 1/2/14(17)                                               3,350,000           2,092,852
                              9.95% Debs., 1/2/98(17)                                                5,000,000           3,108,520
                              ----------------------------------------------------------------------------------------------------
                              El Paso Electric Co.:
                              10.375% Lease Obligation Bonds, Series 1986A, 1/2/11(17)               2,510,000           1,602,919
                              10.75% Lease Obligation Bonds, 4/1/13(17)                              7,400,000           4,725,684
                              9.20% Lease Obligation Bonds, Series 1986A, 7/2/97(17)                 1,500,000             956,640
                              9.375% Lease Obligation Bonds, 10/1/96(17)                             6,000,000           3,825,840


21 Oppenheimer Strategic Income Fund

                                                                                                 FACE                MARKET VALUE
                                                                                                 AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
(CONTINUED)                   First PV Funding Corp.:
                              10.15% Lease Obligation Bonds, Series 1986B, 1/15/16               $  20,350,000       $  21,149,794
                              10.30% Lease Obligation Bonds, Series 1986A, 1/15/14                  16,700,000          17,559,866
                              ----------------------------------------------------------------------------------------------------
                              Subic Power Corp.:
                              9.50% Sr. Sec. Nts., 12/28/08(3)                                       5,586,206           4,866,983
                              9.50% Sr. Sec. Nts., 12/28/08                                          7,401,724           6,929,864
                                                                                                                     -------------
                                                                                                                        91,546,065

----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.5%      Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(13)      6,800,000           4,411,500
                              ----------------------------------------------------------------------------------------------------
                              Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(3)(13)                 12,700,000           9,211,676
                              ----------------------------------------------------------------------------------------------------
                              Cellular Communications International, Inc., Units (each unit consists of $1,000 principal amount of zero coupon sr. disc. nts., 8/15/00
                              and one warrant to purchase 1.126 shares of common stock)(15)         11,950,000           6,632,250
                              ----------------------------------------------------------------------------------------------------
                              Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(13)             26,906,000          20,583,090
                              ----------------------------------------------------------------------------------------------------
                              Comcast Cellular Corp., Zero Coupon Nts., Series B, 3/5/00             7,423,000           5,678,595
                              ----------------------------------------------------------------------------------------------------
                              Geotek Communications, Inc., Units (each unit consists
                              of $1,000 principal amount 0%/15% sr. sec. disc. nts.,
                              7/15/05 and warrants to purchase 30 shares of common stock)
                              (3)(13)(15)                                                           23,000,000          11,557,500
                              ----------------------------------------------------------------------------------------------------
                              Horizon Cellular Telephone LP/Horizon Finance Corp.,
                              0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(13)                           21,902,000          18,616,700
                              ----------------------------------------------------------------------------------------------------
                              In Flight Phone Corp., Units (each unit consists of $1,000 principal amount of 0%/14% sr. disc. nts., series A,
                              5/15/02 and one warrant to purchase one share of common stock)
                              (3)(13)(15)                                                           13,050,000           5,220,000
                              ----------------------------------------------------------------------------------------------------
                              IntelCom Group (USA), Inc. (ICG) and IntelCom Group, Inc.,
                              Units (each unit consists of ten 0%/13.50% sr. disc. nts., 9/15/05 of ICG and 33 warrants to purchase an equal number of common shares of IntelCom at an exercise price equal to $12.51 per share)
                              (3)(13)(15)                                                           13,200,000           7,359,000
                              ----------------------------------------------------------------------------------------------------
                              MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(13)       17,801,000          13,528,760
                              ----------------------------------------------------------------------------------------------------
                              PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(13)  18,817,000          15,618,110
                              ----------------------------------------------------------------------------------------------------
                              USA Mobile Communications, Inc. II:
                              14% Sr. Nts., 11/1/04                                                 11,100,000          12,709,500
                              9.50% Sr. Nts., 2/1/04                                                 1,850,000           1,720,500
                                                                                                                     -------------
                                                                                                                       132,847,181
                                                                                                                     -------------
                              Total Corporate Bonds and Notes (Cost $1,525,605,745)                                  1,520,424,905

                                                                                                 Shares
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.2%
                              ----------------------------------------------------------------------------------------------------
                              American Telecasting, Inc.(18)                                           50,000              575,000
                              ----------------------------------------------------------------------------------------------------
                              Berg Electronics Holdings Corp.(3)(18)                                   159,220             955,320
                              ----------------------------------------------------------------------------------------------------
                              Celcaribe SA(3)(18)                                                    2,065,020           1,964,323
                              ----------------------------------------------------------------------------------------------------
                              ECM Fund, L.P.I.(11)                                                         525             525,000
                              ----------------------------------------------------------------------------------------------------
                              Equitable Bag, Inc.(18)                                                   68,985             172,463
                              ----------------------------------------------------------------------------------------------------
                              Grand Union Co.(18)                                                      244,257           3,175,341
                              ----------------------------------------------------------------------------------------------------
                              Kaiser Aluminum Corp.(18)                                                115,330           1,686,701
                              ----------------------------------------------------------------------------------------------------
                              Kash 'N Karry Food Stores, Inc.(18)                                       45,170           1,151,835


22 Oppenheimer Strategic Income Fund

                                                                                                                     Market Value
                                                                                                 Shares              See Note 1
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)     Ladish, Inc.(18)                                                         806,000       $     302,250
                              ----------------------------------------------------------------------------------------------------
                              Thrifty Payless Holdings, Inc.(18)                                        38,000             161,500
                              ----------------------------------------------------------------------------------------------------
                              Triangle Wire & Cable, Inc.(11)(18)                                      232,222             464,444
                              ----------------------------------------------------------------------------------------------------
                              Walter Industries, Inc.(18)                                                1,763              22,148
                                                                                                                     -------------
                              Total Common Stocks (Cost $12,951,487)                                                    11,156,325

------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--0.9%
----------------------------------------------------------------------------------------------------------------------------------
                              Atlantic Richfield Co., 9% Exchangeable Notes for
                              Common Stock of Lyondell Petrochemical Co., 9/15/97                       28,500             726,750
                              ----------------------------------------------------------------------------------------------------
                              BankAmerica Corp., 8.375%, Series K                                      150,000           3,862,500
                              ----------------------------------------------------------------------------------------------------
                              Berg Electronics Holdings Corp., $3.3438, Series E(14)                    92,671           2,548,453
                              ----------------------------------------------------------------------------------------------------
                              California Federal Bank, 10.625% Non-Cum., Series B                       65,975           7,339,719
                              ----------------------------------------------------------------------------------------------------
                              First Nationwide Bank, 11.50% Non-Cum.                                   135,000          14,985,000
                              ----------------------------------------------------------------------------------------------------
                              K-III Communications Corp.:
                              $11.625 Exchangeable, Series B(14)(19)                                    59,713           5,851,882
                              Sr. Exchangeable, Series A                                                80,000           2,160,000
                              ----------------------------------------------------------------------------------------------------
                              Kaiser Aluminum Corp., 8.255% Provisionally
                              Redeemable Income Debt Exchangeable for Stock                             59,400             809,325
                              ----------------------------------------------------------------------------------------------------
                              Prime Retail, Inc., $19.00 Cv., Series B                                 238,000           4,403,000
                              ----------------------------------------------------------------------------------------------------
                              Stone Container Corp., $1.75 Cum. Cv. Exchangeable, Series E              18,200             391,300
                              ----------------------------------------------------------------------------------------------------
                              TGX Corp., Series A(18)                                                  692,000           1,211,000
                              ----------------------------------------------------------------------------------------------------
                              Unisys Corp., $3.75 Cv., Series A                                        118,800           4,455,000
                                                                                                                     -------------
                              Total Preferred Stocks (Cost $47,403,421)                                                 48,743,929

                                                                                                  Units

----------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------------------------------------------
                              American Telecasting, Inc. Wts., Exp. 6/99                               119,070             327,443
                              ----------------------------------------------------------------------------------------------------
                              Ames Department Stores, Inc.:
                              Excess Cash Flow Payment Certificates, Series AG-7A                       37,200                 372
                              Litigation Trust                                                         118,975               1,190
                              ----------------------------------------------------------------------------------------------------
                              Becker Gaming, Inc. Wts., Exp. 11/00(11)                                 262,500             393,750
                              ----------------------------------------------------------------------------------------------------
                              Capital Gaming International, Inc. Wts., Exp. 2/99                        74,086               2,778
                              ----------------------------------------------------------------------------------------------------
                              Casino America, Inc. Wts., Exp. 11/96                                      9,789               1,468
                              ----------------------------------------------------------------------------------------------------
                              Echostar Communications Corp. Wts., Exp. 6/04                            78,000              858,000
                              ----------------------------------------------------------------------------------------------------
                              Eye Care Centers of America, Inc. Wts., Exp. 10/03(3)                      6,600              33,000
                              ----------------------------------------------------------------------------------------------------
                              Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99                             7,250              72,500
                              ----------------------------------------------------------------------------------------------------
                              Icon Health & Fitness, Inc. Wts., Exp. 11/99                               4,900             122,500
                              ----------------------------------------------------------------------------------------------------
                              Protection One, Inc. Wts., Exp. 11/03                                    182,000           1,615,250
                              ----------------------------------------------------------------------------------------------------
                              Terex Corp. Rts., Exp. 7/96(3)                                            16,941                 847
                              ----------------------------------------------------------------------------------------------------
                              United International Securities Ltd. Wts., Exp. 11/99                     13,045             495,710
                                                                                                                     -------------
                              Total Rights, Warrants and Certificates (Cost $2,050,774)                                  3,924,808


23 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
----------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--1.3%
----------------------------------------------------------------------------------------------------------------------------------
                              Bayerische Landesbank, N.Y. Branch, 10% CD Linked Nts.,
                              10/30/95 (indexed to the mid-market yield of the Japanese
                              Government Bond, Series 174, 4.60%, 9/20/04, multiplied by 14)(11) $  24,640,000       $  21,941,920
                              ----------------------------------------------------------------------------------------------------
                              CS First Boston Corp. Argentina Structured Product Asset
                              Return Trust Certificates, 9.40%, 9/1/97 [representing debt of Argentina (Republic of) Bonos del Tesoro Bonds,
                              Series II, 5.906%, 9/1/97 and an interest rate swap between
                              Credit Suisse
                              Financial Products and the Trust](3)                                   6,571,428           6,391,463
                              ----------------------------------------------------------------------------------------------------
                              Goldman, Sachs & Co. Argentina Local Market Securities Trust,
                              11.30%, 4/1/00 [representing debt of Argentina (Republic of) Bonos del
                              Tesoro Bonds, Series 10, 5.98%, 4/1/00 and an interest rate swap
                              between Goldman Sachs and the Trust](11)                              19,578,260          18,501,457
                              ----------------------------------------------------------------------------------------------------
                              Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity
                              of Citicorp, 7.75% preferred, series 22)(11)(15)                      10,000,000          11,066,000
                              ----------------------------------------------------------------------------------------------------
                              Morgan Stanley Group, Inc. Repackaged Argentina Domestic Securities
                              Trust, 14.75%, 9/1/02 [representing debt of Argentina (Republic of)
                              Bonos de Consolidacion de Deudas Bonds, Series I, 5.875%, 9/1/02](11)  6,000,000           4,560,000
                              ----------------------------------------------------------------------------------------------------
                              Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
                              12/14/95 (indexed to the Nota Do Tesouro Nacional, Zero Coupon,
                              12/13/95)                                                              2,830,000           2,756,595
                              ----------------------------------------------------------------------------------------------------
                              Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
                              12/14/95 (indexed to the Nota Do Tesouro Nacional, Zero Coupon,
                              12/13/95)                                                              4,880,000           4,753,379
                                                                                                                     -------------
                              Total Structured Instruments (Cost $75,324,058)                                           69,970,814

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (Cost $5,473,153,214)                                                        105.3%      5,508,736,675
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                     (5.3)       (275,803,993)
                                                                                                 -------------      --------------
NET ASSETS                                                                                               100.0%     $5,232,932,682
                                                                                                 -------------      --------------
                                                                                                 -------------      --------------

                              1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                              ARA--Argentine Austral        ESP--Spanish Peseta               MXP--Mexican Peso
                              AUD--Australian Dollar        GBP--British Pound Sterling       NLG--Netherlands Guilder
                              CAD--Canadian Dollar          HUF--Hungarian Forints            NOK--Norwegian Krone
                              CLP--Chilean Peso             IDR--Indonesian Rupiah            NZD--New Zealand Dollar
                              CZK--Czech Koruna             INR--Indian Rupee                 SEK--Swedish Krona
                              DEM--German Deutsche Mark     ITL--Italian Lira                 THB--Thai Baht
                              DKK--Danish Krone

                              2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
                              3. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $360,526,449 or 6.89% of the Fund's net assets, at September 30, 1995.
                              4. When-issued security to be delivered and settled after September 30, 1995.
                              5. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $28,089,584 or 0.54% of the Fund's net assets at September 30, 1995.
                              6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.
                              These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
                              7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.


24 Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
                              8. Represents the current interest rate for a variable rate security.
                              9. Securities with an aggregate market value of $688,875 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 9 of Notes to Financial Statements.
                              10. A sufficient amount of liquid assets have been designated to cover outstanding call and put options, as follows:

                                                                       FACE SUBJECT  EXPIRATION  EXERCISE  PREMIUM   MARKET VALUE
                                                                       TO CALL/PUT   DATE        PRICE     RECEIVED  SEE NOTE 1
                              ---------------------------------------------------------------------------------------------------
                              Put Option on Argentina (Republic of)
                              Past Due Interest Bonds, 6.50%, 3/31/05  30,000        11/2/95     $62.00    $405,000  $753,000
                              ----------------------------------------------------------------------------------------------------
                              Put Option on Brazil (Federal Republic
                              of) Interest Due and Unpaid Bonds,
                              7.813%, 1/1/01                           19,000        11/2/95     $95.00     313,500     3,800
                                                                                                           --------  --------
                                                                                                           $718,500  $756,800
                                                                                                           --------  --------
                                                                                                           --------  --------

                              11. Identifies issues considered to be illiquid-- See Note 8 of Notes to Financial Statements.
                              12. Represents the current interest rate for an increasing rate security.
                              13. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                              14. Interest or dividend is paid in kind.
                              15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future.
                              16. Non-income producing--issuer is in default of interest payment.
                              17. Partial interest payment received.
                              18. Non-income producing security.
                              19. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended September 30, 1995. The aggregate fair value of all securities of affiliated companies as of September 30, 1995 amounted to $12,167,070. Transactions during the period in which the issuer was an affiliate are as follows:

                              BALANCE
                              SEPTEMBER 30, 1994        GROSS ADDITIONS          GROSS REDUCTIONS
                              ------------------------  -----------------------  ----------------------
                              FACE/SHARES   COST        FACE/SHARES  COST        FACE/SHARES  COST
-------------------------------------------------------------------------------------------------------
Capstone Capital
Corp., 10.50%
Cv.Sub. Debs., 4/1/02                  --   $       --    5,450,000  $5,537,088           --  $      --
K-III Communications
Corp., $11.625
Exchangeable,
Series B                           53,248   $5,383,979        6,465     614,630           --         --
                                            ----------               ----------               ---------
                                            $5,383,979               $6,151,718               $      --
                                            ----------               ----------               ---------
                                            ----------               ----------               ---------
                              BALANCE
                              SEPTEMBER 30, 1995        INTEREST/
                              ------------------------  DIVIDEND
                              FACE/SHARES  COST         INCOME
-----------------------------------------------------------------
Capstone Capital              5,450,000    $ 5,537,088  $232,861
Corp., 10.50%
Cv.Sub. Debs., 4/1/02
K-III Communications
Corp., $11.625
Exchangeable,
Series B                         59,713      5,998,609  $614,630
                                           -----------  --------
                                           $11,535,697  $847,491
                                           -----------  --------
                                           -----------  --------

                 See accompanying Notes to Financial Statements.


25 Oppenheimer Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------------
ASSETS                  Investments, at value (cost $5,473,153,214)--see accompanying statement                     $5,508,736,675
                        ----------------------------------------------------------------------------------------------------------
                        Receivables:
                        Interest, dividends and principal paydowns                                                     128,413,727
                        Investments sold                                                                               122,629,621
                        Shares of beneficial interest sold                                                              14,062,106
                        Receivable for daily variation margin on futures contracts                                         275,000
                        ----------------------------------------------------------------------------------------------------------
                        Other                                                                                              186,914
                                                                                                                    --------------
                        Total assets                                                                                 5,774,304,043

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES             Bank overdraft                                                                                  28,700,257
                        ----------------------------------------------------------------------------------------------------------
                        Unrealized depreciation on forward foreign currency exchange contracts--Note 5                   7,282,708
                        ----------------------------------------------------------------------------------------------------------
                        Options written, at value (premiums received $718,500)--
                        see accompanying statement--Note 4                                                                 756,800
                        ----------------------------------------------------------------------------------------------------------
                        Payables and other liabilities:
                        Investments purchased                                                                          470,512,822
                        Shares of beneficial interest redeemed                                                          15,872,047
                        Dividends                                                                                       13,704,030
                        Distribution and service plan fees--Note 6                                                       3,183,500
                        Transfer and shareholder servicing agent fees                                                      276,695
                        Other                                                                                            1,082,502
                                                                                                                    --------------
                        Total liabilities                                                                              541,371,361

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $5,232,932,682
                                                                                                                    --------------
                                                                                                                    --------------

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF          Paid-in capital                                                                             $5,569,709,674
NET ASSETS              ----------------------------------------------------------------------------------------------------------
                        Overdistributed net investment income                                                          (6,400,367)
                        ----------------------------------------------------------------------------------------------------------
                        Accumulated net realized loss from investments, written options and foreign
                        currency transactions                                                                        (359,116,632)
                        ----------------------------------------------------------------------------------------------------------
                        Net unrealized appreciation on investments, options written and translation of assets
                        and liabilities denominated in foreign currencies                                               28,740,007
                                                                                                                    --------------
                        Net assets                                                                                  $5,232,932,682
                                                                                                                    --------------
                                                                                                                    --------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE         Class A Shares:
PER SHARE               Net asset value and redemption price per share (based on net assets
                        of $3,218,621,790 and 687,546,419 shares of beneficial interest outstanding)                         $4.68
                        Maximum offering price per share
                        (net asset value plus sales charge of 4.75% of offering price)                                       $4.91

                        ----------------------------------------------------------------------------------------------------------
                        Class B Shares:
                        Net asset value, redemption price and offering price per share (based on net assets
                        of $1,947,337,632 and 415,199,883 shares of beneficial interest outstanding)                         $4.69

                        ----------------------------------------------------------------------------------------------------------
                        Class C Shares:
                        Net asset value, redemption price and offering price per share (based on net assets
                        of $66,973,260 and 14,313,936 shares of beneficial interest outstanding)                             $4.68

                        See accompanying Notes to Financial Statements.


26 Oppenheimer Strategic Income Fund

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED SEPTEMBER 30, 1995

----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME       Interest:
                        Unaffiliated companies (net of foreign withholding taxes of $497,148)                         $504,330,415
                        Affiliated companies                                                                               232,861
                        ----------------------------------------------------------------------------------------------------------
                        Dividends:
                        Unaffiliated companies                                                                           4,194,095
                        Affiliated companies                                                                               614,630
                                                                                                                    --------------
                        Total income                                                                                   509,372,001

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES                Management fees--Note 6                                                                         25,850,896
                        ----------------------------------------------------------------------------------------------------------
                        Distribution and service plan fees--Note 6:
                        Class A                                                                                          7,591,135
                        Class B                                                                                         17,108,221
                        Class C                                                                                             83,371
                        ----------------------------------------------------------------------------------------------------------
                        Transfer and shareholder servicing agent fees--Note 6                                            5,397,229
                        ----------------------------------------------------------------------------------------------------------
                        Custodian fees and expenses                                                                      2,132,788
                        ----------------------------------------------------------------------------------------------------------
                        Shareholder reports                                                                              1,750,484
                        ----------------------------------------------------------------------------------------------------------
                        Registration and filing fees:
                        Class A                                                                                              9,588
                        Class B                                                                                            125,616
                        Class C                                                                                             22,691
                        ----------------------------------------------------------------------------------------------------------
                        Legal and auditing fees                                                                            121,770
                        ----------------------------------------------------------------------------------------------------------
                        Trustees' fees and expenses                                                                         85,905
                        ----------------------------------------------------------------------------------------------------------
                        Other                                                                                              209,893
                                                                                                                    --------------
                        Total expenses                                                                                  60,489,587

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  448,882,414
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED Net realized gain (loss) on:
GAIN (LOSS) ON,         Investments and options written (including premiums on options exercised)                    (318,344,913)
INVESTMENTS OPTIONS     Closing and expiration of options written                                                     (17,484,763)
WRITTEN AND FOREIGN     Foreign currency transactions                                                                 (13,670,507)
CURRENCY TRANSACTIONS   Futures transactions                                                                             1,207,828

                                                                                                                    --------------
                        Net realized loss                                                                            (348,292,355)

                        ----------------------------------------------------------------------------------------------------------
                        Net change in unrealized appreciation or depreciation on:
                        Investments and options written                                                                297,543,927
                        Translation of assets and liabilities denominated in foreign currencies                          (890,017)
                                                                                                                    --------------
                        Net change                                                                                     296,653,910
                                                                                                                    --------------
                        Net realized and unrealized loss on investments, options written and
                        foreign currency transactions                                                                 (51,638,445)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $397,243,969
                                                                                                                    --------------
                                                                                                                    --------------
                        See accompanying Notes to Financial Statements.




27 Oppenheimer Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                                 19951994
OPERATIONS              Net investment income                                                     $ 448,882,414      $ 366,546,493
                        ----------------------------------------------------------------------------------------------------------
                        Net realized loss on investments, options written and foreign
                        currency transactions                                                     (348,292,355)       (17,210,118)
                        ----------------------------------------------------------------------------------------------------------
                        Net change in unrealized appreciation or depreciation on
                        investments, options written and translation of assets and
                        liabilities denominated in foreign currencies                               296,653,910      (317,182,306)
                                                                                                 --------------     --------------
                        Net increase in net assets resulting from operations                        397,243,969         32,154,069

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND           Dividends from net investment income:
DISTRIBUTIONS TO        Class A ($.41 and $.4329 per share, respectively)                         (254,120,541)      (236,741,649)
SHAREHOLDERS            Class B ($.3771 and $.3938 per share, respectively)                       (153,748,570)      (119,419,105)
                        Class C ($.1181 per share)                                                  (5,287,754)                 --
                        ----------------------------------------------------------------------------------------------------------
                        Distributions from net realized gain on investments, options written and foreign currency transactions:
                        Class A ($.01 per share)                                                    (9,994,119)                 --
                        Class B ($.01 per share)                                                    (5,867,961)                 --
                        Class C ($.01 per share)                                                       (14,565)                 --
                        ----------------------------------------------------------------------------------------------------------
                        Distributions in excess of net realized gain on investments, options written and foreign currency transactions:
                        Class A ($.1179 per share)                                                           --       (57,628,697)
                        Class B ($.1179 per share)                                                           --       (29,069,526)
                        ----------------------------------------------------------------------------------------------------------
                        Tax return of capital distribution:
                        Class A ($.0280 and $.0135 per share, respectively)                        (17,363,434)        (8,947,314)
                        Class B ($.0258 and $.0135 per share, respectively)                        (10,505,263)        (4,513,275)
                        Class C ($.0081 per share)                                                    (361,299)                 --

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST     Net increase in net assets resulting from Class A beneficial
TRANSACTIONS            interest transactions--Note 2                                               119,123,728        685,155,178
                        ----------------------------------------------------------------------------------------------------------
                        Net increase in net assets resulting from Class B beneficial
                        interest transactions--Note 2                                               378,396,143      1,019,463,146
                        ----------------------------------------------------------------------------------------------------------
                        Net increase in net assets resulting from Class C beneficial
                        interest transactions--Note 2                                                66,237,938                 --

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS              Total increase                                                              503,738,272      1,280,452,827
                        ----------------------------------------------------------------------------------------------------------
                        Beginning of period                                                       4,729,194,410      3,448,741,583
                                                                                                 --------------     --------------
                        End of period (including overdistributed net investment income
                        of $6,400,367 and $2,882,064, respectively)                              $5,232,932,682     $4,729,194,410
                                                                                                 --------------     --------------
                                                                                                 --------------     --------------

                        See accompanying Notes to Financial Statements.


28 Oppenheimer Strategic Income Fund

FINANCIAL HIGHLIGHTS


                                         CLASS A
                                         ---------------------------------------------------------------------------------


                                              YEAR ENDED SEPTEMBER 30,
                                              1995        1994        1993          1992          1991         1990(1)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $4.75      $5.21       $5.07         $5.01        $4.87        $5.00
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .41        .45         .48           .46          .56          .59
Net realized and unrealized gain (loss)
on investments, options written
and foreign currency transactions              (.03)      (.35)         .17           .14          .21        (.10)
-----------------------------------------------------------------------------------------------------------------------
Total income from
investment operations                            .38        .10         .65           .60          .77          .49
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income           (.41)      (.43)       (.50)         (.46)        (.57)        (.57)
Distributions from net realized gain
on investments, options written
and foreign currency transactions              (.01)        --        (.01)         (.08)        (.06)        (.05)
Distributions in excess of net
realized gain on investments,
options written and foreign
currency transactions                            --       (.12)       --             --             --         --
Tax return of capital                          (.03)      (.01)       --             --             --         --
                                             -------     -------   -------        -------        -------      -----
Total dividends and distributions
to shareholders                                (.45)      (.56)        (.51)         (.54)        (.63)        (.62)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $4.68      $4.75        $5.21         $5.07        $5.01        $4.87
                                             -------    -------      -------        -------     -------      ------
                                             -------    -------      -------        -------     -------      ------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)            8.62%      1.85%      13.30%        12.56%       16.97%       10.20%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                                $3,219     $3,143      $2,754        $1,736         $560         177
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)             $3,085     $3,082      $2,107        $1,084         $311         $93
-----------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)             687,546    661,897     528,587       342,034      111,739      36,418
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          9.63%      8.72%       9.78%        9.39%        11.82%      12.79%(5)
Expenses                                        .99%       .95%       1.09%        1.16%(6)      1.27%(6)    1.36%(5)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                    141.5%     119.0%      148.6%       208.2%        194.7%      424.6%


                                        Class B                                     Class C
                                        --------------------------------------      -------
                                                                                    Year
                                                                                    Ended
                                        Year Ended Sept, 30,                        Sept, 30,
                                        1995          1994           1993(2)        1995(1)
------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:               $4.76          $5.22          $4.89          $4.68
Net asset value, beginning of period
------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:                              .37            .42            .36            .13
Net investment income
Net realized and unrealized gain (loss)
on investments, options written          (.03)          (.36)           .34            .01
and foreign currency transactions
                                       -------        -------        -------        -------
Total income from                         .34            .06            .70            .14
investment operations
-------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:                            (.37)          (.39)          (.36)          (.12)
Dividends from net investment income
Distributions from net realized gain
on investments, options written          (.01)            --           (.01)          (.01)
and foreign currency transactions
Distributions in excess of net
realized gain on investments,
options written and foreign                --           (.12)            --             --
currency transactions                    (.03)          (.01)            --           (.01)
Tax return of capital
Total dividends and distributions
to shareholders                          (.41)          (.52)          (.37)          (.14)
------------------------------------------------------------------------------------------
Net asset value, end of period          $4.69          $4.76          $5.22          $4.68
                                      -------        -------        -------        -------
                                      -------        -------        -------        -------

------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)     7.79%          1.07%         13.58%           3.09

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                          1,947         $1,586           $695             $67
------------------------------------------------------------------------------------------
Average net assets (in millions)       1,711         $1,236           $276             $24
------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)      415,200        333,489        133,235          14,314
------------------------------------------------------------------------------------------
Ratios to average net assets
Net investment income                   8.83%          7.90%        8.13%(5)          8.28
Expenses                                1.75%          1.71%        1.80%(5)          2.02
------------------------------------------------------------------------------------------
Portfolio turnover rate(7)             141.5%         119.0%         148.6%         141.5%


                                     1. For the period from May 26, 1995
                                     (inception of offering) to September 30, 1995.
                                     2. For the period from November 30, 1992
                                     (inception of offering) to September 30, 1993.
                                     3. For the period from October 16, 1989
                                     (inception of offering) to September 30, 1990.
                                     4. Assumes a hypothetical initial
                                     investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                                     5. Annualized.
                                     6. Includes $.0002 and $.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively.
                                     7. The lesser of purchases or sales of
                                     portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $7,299,319,937 and
                                     $6,307,228,611, respectively.

                  See accompanying Notes to Financial Statements.


29 Oppenheimer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT
    ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1995, the Fund had entered into outstanding when-issued or forward commitments of $313,292,095.

    In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage ``dollar-rolls'' in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar- roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1995, securities with an aggregate market value of $22,888,086, representing .44% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


30 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
1. SIGNIFICANT
ACCOUNTING POLICIES
(CONTINUED)

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $34,310,000 expiring in 2002 and 2003.

--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $28,272,149, a decrease in undistributed net investment income of $11,013,856, and a decrease in accumulated net realized loss on investments of $39,286,005.

--------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.


31 Oppenheimer Strategic Income Fund

--------------------------------------------------------------------------------
2. SHARES OF
BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class.
Transactions in shares of beneficial interest were as follows:


                                       Year Ended September 30, 1995(1)  Year Ended September 30, 1994
                                       -------------------------------   -----------------------------
                                       Shares        Amount              Shares          Amount
-----------------------------------------------------------------------------------------------------
Class A:
Sold                                    148,016,674  $ 683,433,740       236,638,548  $ 1,198,107,502
Dividends and distributions reinvested   44,280,828    204,225,816        46,661,271      234,357,544
Redeemed                               (166,648,327)  (768,535,828)     (149,989,676)    (747,309,868)
                                      -------------  -------------     -------------   --------------
Net increase                             25,649,175  $ 119,123,728       133,310,143    $ 685,155,178
                                      -------------  -------------     -------------   --------------
                                      -------------  -------------     -------------   --------------
-----------------------------------------------------------------------------------------------------
Class B:
Sold                                    116,898,296  $ 540,870,128       211,514,941  $ 1,074,296,304
Dividends and distributions reinvested   19,012,767     87,850,572        13,715,575       68,501,659
Redeemed                                (54,200,534)  (250,324,557)      (24,975,699)    (123,334,817)
                                      -------------  -------------     -------------   --------------
Net increase                             81,710,529  $ 378,396,143       200,254,817  $ 1,019,463,146
                                      -------------  -------------     -------------   --------------
                                      -------------  -------------     -------------   --------------
-----------------------------------------------------------------------------------------------------
Class C:
Sold                                      2,871,521   $ 13,389,069                --               --
Dividends and distributions reinvested       90,363        421,261                --               --
Issued in connection with the
acquisition of Oppenheimer Strategic
Diversified Income Fund--Note           711,908,408     55,016,842                --               --
Redeemed                                  (556,356)    (2,589,234)                --               --
                                      -------------  -------------     -------------   --------------
Net increase                             14,313,936    $66,237,938                --               --
                                      -------------  -------------     -------------   --------------
                                      -------------  -------------     -------------   --------------

1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from May 26, 1995 (inception of offering) to September 30, 1995 for Class C shares.

--------------------------------------------------------------------------------

3. UNREALIZED GAINS
   AND LOSSES ON
   INVESTMENTS AND
   OPTIONS WRITTEN

At September 30, 1995, net unrealized appreciation on investments and options written of $35,545,161 was composed of gross appreciation of $157,089,688, and gross depreciation of $121,544,527.

--------------------------------------------------------------------------------
4. OPTION ACTIVITY


The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


32 Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
4. OPTION ACTIVITY (continued)
Written option activity for the year ended September 30, 1995 was as follows:

                                             CALL OPTIONS                              PUT OPTIONS
                                                       ------------------------------- ----------------------------
                                             NUMBER             AMOUNT                 NUMBER           AMOUNT
                                             OF OPTIONS         OF PREMIUMS            OF OPTIONS       OF PREMIUMS
-------------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 1994    428,512,533       $  5,932,144                300,000       $  609,375
-------------------------------------------------------------------------------------------------------------------
Options written                                  492,409          2,981,048             66,538,263        1,354,070
-------------------------------------------------------------------------------------------------------------------
Options closed or expired                  (428,904,484)        (8,198,502)           (66,789,263)      (1,244,945)
-------------------------------------------------------------------------------------------------------------------
Options exercised                              (100,458)          (714,690)                     --               --
                                           -------------       ------------           ------------      -----------
Options outstanding at September 30, 1995             --       $         --                 49,000       $  718,500
                                           -------------       ------------           ------------      -----------
                                           -------------       ------------           ------------      -----------
-------------------------------------------------------------------------------------------------------------------

5. FORWARD
   CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

          The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

          Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

          In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

          Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At September 30, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:


                                                            CONTRACT                                   UNREALIZED
                                                            AMOUNT              VALUATION AS OF        APPRECIATION
CONTRACTS TO PURCHASE                    EXPIRATION DATE    (000S)              SEPTEMBER 30, 1995   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)             10/4/95--10/25/95       45,289 (DEM)       $  31,867,353         $   399,441
Italian Lira (ITL)                     10/3/95--10/13/95   79,818,817 (ITL)          49,471,665             629,263
New Zealand Dollar (NZD)               10/3/95--10/10/95         32,604 NZD          21,458,230           (350,668)
Spanish Peseta (ESP)                   10/3/95--10/6/95       5,973,525 ESP          48,464,753             324,844
                                                           ----------------        ------------         -----------
                                                                 85,870,235       $ 151,262,001         $ 1,002,880
                                                           ----------------        ------------         -----------
                                                           ----------------        ------------         -----------
Contracts to Sell

-------------------------------------------------------------------------------------------------------------------
Australian Dollar (AUD)               10/3/95--10/10/95          29,485 AUD       $  22,260,562            (451,664)
German Deutsche Mark (DEM)            10/18/95--12/14/95       307,000 (DEM)        216,037,314          (8,341,934)
Italian Lira (ITL)                    10/3/95--12/11/95      83,556,642 (ITL)        51,723,507            (129,059)
Spanish Peseta (ESP)                  10/3/95--11/28/95       9,982,040 ESP          81,030,277             705,873
Swedish Krona (SEK)                   12/14/95                   20,800 SEK           2,983,603             (68,804)
                                                           ----------------       -------------        ------------
                                                                 93,895,967       $ 374,035,263         (8,285,588)
                                                           ----------------       -------------        ------------
                                                           ----------------       -------------        ------------
Net Unrealized Depreciation                                                                            $(7,282,708)
                                                                                                       ------------
                                                                                                       ------------
-------------------------------------------------------------------------------------------------------------------

6. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $200 million of average annual net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.


33 Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------

6. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $16,024,553, of which $4,566,642 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $20,385,966 and $126,382, of which $1,130,489 and $3,318, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $5,144,993 and $5,409, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $73,988,456. During the year ended September 30, 1995, OFDI paid $499,052, $85,423 and $1,325, respectively, to an affiliated broker/dealer as reimbursement for Class A, Class B and Class C personal service and maintenance expenses and retained $14,432,795 and $49,630, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs.

--------------------------------------------------------------------------------

7. ACQUISITION OF OPPENHEIMER
   STRATEGIC DIVERSIFIED
   INCOME FUND

On August 18, 1995, the Fund acquired all of the net assets of Oppenheimer Strategic Diversified Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Strategic Diversified Income Fund shareholders on July 12, 1995. The Fund issued 11,908,408 shares of beneficial interest (Class C), valued at $55,016,842 in exchange for the net assets, resulting in combined Class C net assets of $63,020,965 on August 18, 1995. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------

8. ILLIQUID AND
   RESTRICTED SECURITIES

At September 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $121,816,039 which represents 2.33% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                    VALUATION
                                                                                                                    PER UNIT AS OF
SECURITY                                                              ACQUISITION DATE         COST PER UNIT        SEPT. 30, 1995
----------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00      11/18/93--12/9/93            $  100.00             $   80.00
----------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank, N.Y. Branch, 10% CD Linked Nts., 10/30/95      4/14/95                      $  100.00             $   89.05
----------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                  11/18/93--12/9/93            $    2.10             $    1.50
----------------------------------------------------------------------------------------------------------------------------------
Capital Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00 11/18/93--12/17/93           $   87.89             $   90.00
----------------------------------------------------------------------------------------------------------------------------------
Columbia (Republic of) 1989-1990 Integrated Loan Facility Bonds:
7.313%, 7/1/01                                                        6/17/93--11/12/93            $   91.77             $   93.00
6.875%, 10/26/03                                                      10/25/93--12/17/93           $   89.77             $   90.00
----------------------------------------------------------------------------------------------------------------------------------
ECM Fund L.P.I. Common Stock                                          4/14/92                      $1,000.00             $1,000.00
----------------------------------------------------------------------------------------------------------------------------------
ECM Fund L.P.I., 14% Sub. Nts., 6/10/02                               4/14/92                      $  100.00             $  110.00
----------------------------------------------------------------------------------------------------------------------------------
Eskom Loan Participation Agreements, 7.937%, 4/15/98                  11/18/93                     $   94.75             $   96.50
----------------------------------------------------------------------------------------------------------------------------------
Eskom Loan Participation Agreements, 7.25%, 9/15/99                   12/17/93                     $   89.75             $   96.50
----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs & Co. Argentina Local
Market Securities Trust, 11.30%, 4/1/00                               8/24/94                      $  100.00             $   94.50
----------------------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing
Agreement Nts., Tranche A, 6.656%, 10/16/00                           7/12/95--8/15/95             $   89.03             $   89.00


34 Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------

8. ILLIQUID AND
RESTRICTED SECURITIES
(CONTINUED)

                                                                                                                    VALUATION
                                                                                                                    PER UNIT AS OF
SECURITY                                                              ACQUISITION DATE         COST PER UNIT        SEPT. 30, 1995
----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99                      5/15/95                     $110.05               $110.66
----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc. Repackaged Argentina
Domestic Securities Trust, 14.75%, 9/1/02                             9/19/94--10/19/94           $100.31               $ 76.00
----------------------------------------------------------------------------------------------------------------------------------
Pulsar Internacional SA de CV, 11.80% Nts., 9/19/96                   9/14/95                     $100.00               $100.75
----------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc. Common Stock                              5/2/94                      $  9.50               $  2.00
----------------------------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan
Participation Agreement, Tranche A, 6.75%, 3/20/99                    10/25/94                    $ 84.25               $ 72.50
----------------------------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 3, Loan Participation
Agreement, Tranche A, 6.75%, 9/20/97                                  10/25/94                    $ 89.00               $ 72.50
----------------------------------------------------------------------------------------------------------------------------------
United Mexican States, Gtd. Bonds, Banpesca Restructured
Sovereign Loan, 6.902%, 10/26/06                                      1/13/94                     $ 91.75               $ 72.63
----------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco
Venezuela TCI, Zero Coupon, 12/13/98                                  7/13/93--7/15/93            $ 72.64               $ 75.50


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------

9. FUTURES CONTRACTS
The Fund may buy and sell futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities. The Fund will segregate assets to cover its commitments under futures contracts.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1995, the Fund had outstanding futures contracts to purchase debt securities as follows:

                              EXPIRATION          NUMBER OF           VALUATION AS OF          UNREALIZED
CONTRACTS TO PURCHASE         DATE                FUTURES CONTRACTS   SEPTEMBER 30, 1995       APPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds           12/95               400                 $44,100,000              $312,500


35 Oppenheimer Strategic Income Fund

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER STRATEGIC INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for the period October 16, 1989 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
October 20, 1995


36 Oppenheimer Strategic Income Fund

FEDERAL INCOME TAX INFORMATION  (UNAUDITED)

--------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    A distribution of $.0148 per share was paid on July 25, 1995, of which $.0148 was designated as a ``capital gain distribution'' for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the fiscal year ended September 30, 1995 which are not designated as capital gain distributions should be multiplied by 1.15% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


37 Oppenheimer Strategic Income Fund

OPPENHEIMER STRATEGIC INCOME FUND
A SERIES OF OPPENHEIMER STRATEGIC FUNDS TRUST

--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES    James C. Swain, Chairman and Chief Executive Officer
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         Andrew J. Donohue, Vice President
                         David P. Negri, Vice President
                         Arthur P. Steinmetz, Vice President
                         George C. Bowen, Vice President, Secretary, and
                         Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
INVESTMENT ADVISOR       Oppenheimer Management Corporation
--------------------------------------------------------------------------------
DISTRIBUTOR              Oppenheimer Funds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER Oppenheimer Shareholder Services
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS     Deloitte & Touche LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL            Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

38 Oppenheimer Strategic Income Fund

OPPENHEIMERFUNDS FAMILY

----------------------------------------------------------------------------------------------------------------------------------
                        OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                             When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under
                        Oppenheimer's management and that of our affiliates.
                             At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone! For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

----------------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS             Discovery Fund                        Global Fund
                        Global Emerging Growth Fund           Oppenheimer Fund
                        Target Fund                           Value Stock Fund
                        Growth Fund                           Gold & Special Minerals Fund

----------------------------------------------------------------------------------------------------------------------------------
STOCK & BOND FUNDS      Main Street Income & Growth Fund      Equity Income Fund
                        Total Return Fund                     Asset Allocation Fund
                        Global Growth & Income Fund           Strategic Income & Growth Fund

----------------------------------------------------------------------------------------------------------------------------------
BOND FUNDS              High Yield Fund                       Bond Fund
                        Champion Income Fund                  U.S. Government Trust
                        Strategic Income Fund                 Limited-Term Government Fund
                        International Bond Fund

----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FUNDS        New York Tax-Exempt Fund(2)           New Jersey Tax-Exempt Fund(2)
                        California Tax-Exempt Fund(2)         Tax-Free Bond Fund
                        Pennsylvania Tax-Exempt Fund(2)       Insured Tax-Exempt Fund
                        Florida Tax-Exempt Fund(2)            Intermediate Tax-Exempt Fund

----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS      Money Market Fund                     Cash Reserves

                        1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
                        2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer
                        Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
                        -C- Copyright 1995 Oppenheimer Management Corporation.
                        All rights reserved.



39 Oppenheimer Strategic Income Fund

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0380.001.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
                                                                 --------------